As filed with the Securities and Exchange Commission on December 7, 2022

Securities Act File No. 333-266719

1940 Act File No. 811-23067

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 2

Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 16

RiverNorth Capital and Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

(312) 832-1440

(Registrant’s Telephone Number)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
OF THIS REGISTRATION STATEMENT.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box [ ]

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box [X]

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box [ ]

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box [ ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box [ ]

It is proposed that this filing will become effective (check appropriate box):

[ ] when declared effective pursuant to section 8(c)

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

[ ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

[X] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

[ ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[ ] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

BASE PROSPECTUS

Subject to Completion, Dated December 7, 2022

$150,000,000

RiverNorth Capital and Income Fund, Inc.
Common Stock
Preferred Stock
Subscription Rights for Common Stock

Subscription Rights for Preferred Stock
Subscription Rights for Common and Preferred Stock

The Fund. RiverNorth Capital and Income Fund, Inc. (formerly known as RiverNorth Specialty Finance Corporation) (the “Fund”) is a diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is operated as an interval fund under Rule 23c-3 of the 1940 Act.

Investment Objective. The investment objective of the Fund is to seek a high level of current income. There can be no assurance that the Fund’s investment objective will be achieved.

Principal Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund’s Adviser (as defined below) believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, business development companies, real estate investment trusts, special purpose acquisition companies, private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act), registered closed-end investment companies, brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

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The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit Instruments (as defined below), collateralized loan obligations and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to small- and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit; (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments” or “Alternative Credit”). Subject to the limitations in this prospectus and SAI, the Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. See “Risks—Investment Strategy Risks.” The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund does not currently have any intention to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and will provide updated disclosures prior to making such investments. For a general discussion of Alternative Credit and Alternative Credit Instruments, see “Investment Objective, Strategies and Policies—Alternative Credit”. Unless the context suggests otherwise, all references to loans generally in this prospectus refer to Alternative Credit.

Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, may be considered by such NRSROs to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. See “Risks—Investment Strategy Risks.” The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Securities (as defined below) therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risks—Investment Strategy Risks.”

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Percentage limitations described within this prospectus regarding the Fund’s investment strategies and policies are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments; however, the Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act are limited to no more than 15% of the Fund’s assets at all times (including as a result of market value fluctuations).

The Fund may offer, from time to time, up to $150,000,000 aggregate initial offering price of (i) shares of its common stock, $0.0001 par value per share (“Common Shares”), (ii) shares of its preferred stock (“Preferred Shares”) and/or (iii) subscription rights to purchase Common Shares, Preferred Shares or both (“Rights” and together with the Common Shares and Preferred Shares, “Securities”), in one or more offerings in amounts, at prices and on terms set forth in a supplement to this Prospectus. See “Description of the Fund’s Securities” beginning on page 64.

The Fund may offer Securities directly to one or more purchasers, including existing common shareholders and/or preferred shareholders in a Rights offering, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the Fund’s Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. The prospectus supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters, including the terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period. A supplement to this Prospectus relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such rights offering, including whether the Preferred Shares issuable upon the exercise of such rights are convertible into Common Shares. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement. For more information about the manner in which the Fund may offer shares of its common stock, see “Plan of Distribution.”

The currently outstanding shares of the Fund’s common stock are, and the shares of the Fund’s common stock offered in this Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “RSF.” The net asset value (“NAV”) of the Fund’s common stock on September 22, 2022 was $17.47 per share, and the last sale price of the Fund’s common stock on the NYSE on such date was $17.45. In addition, as of September 22, 2022, the Fund had outstanding 1,656,000 shares of 5.875% Series A Term Preferred Stock Due 2024 (“Series A Preferred Stock”). The Series A Preferred Stock is listed on the NYSE under the ticker symbol “RMPL.” See “Risks—Structural and Market-Related Risks—Leverage Risks.” Any future Preferred Shares issued by the Fund may rank senior on parity with the Fund’s outstanding Series A Preferred Stock and other future Preferred Shares in right of payment to the Fund’s common stock, and will be subordinated in right of payment to any senior indebtedness, including the Fund’s borrowings pursuant to an existing credit agreement, which permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank & Trust, Co. pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 75 basis points for an overnight time. See “Use of Leverage.”

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Shares of common stock of closed-end funds, like the Fund, frequently trade at discounts to their NAVs. If the shares of the Fund’s common stock trade at a discount to NAV, the risk of loss may increase for purchasers in an offering under this prospectus, especially for those investors who expect to sell their shares in a relatively short period after purchasing shares in such an offering. Following a Rights offering, a shareholder may experience dilution in NAV per share of stock if the subscription price per share is below the NAV per share on the expiration date.

The applicable prospectus supplement will set forth whether or not the Preferred Shares offered in this Prospectus will be listed or traded on any securities exchange. If the Fund’s Preferred Shares are not listed on a securities exchange, there may be no active secondary trading market for such shares and an investment in such shares may be illiquid.

Investment Adviser. RiverNorth Capital Management, LLC, a registered investment adviser (the “Adviser” or “RiverNorth”), is the Fund’s investment adviser and is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation. As of August 31, 2022, the Adviser managed approximately $4.8 billion in assets across registered investment companies and private investment vehicles. See “Management of the Fund.”

Interval Fund; Repurchase Policy. As an interval fund, the Fund has adopted a fundamental policy to conduct, subject to certain conditions, quarterly repurchase offers for at least 5% and up to 25% of its outstanding common shares, at NAV (the “repurchase policy”). See “Repurchase Policy for the Common Shares.” As an interval fund, the Fund also may redeem preferred shares as may be necessary from time to time, either in whole or in part, without penalty or premium, to permit it to repurchase its common shares in such amount as the board of directors of the Fund (the “Board of Directors”) may determine pursuant to the Fund’s repurchase policy in compliance with the Fund’s asset coverage requirements under the 1940 Act. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares of common shares on a quarterly basis pursuant to such repurchase policy, subject to approval of the Board of Directors.

Dividends and Distributions. The Fund has adopted a distribution policy to provide holders of its common shares with a relatively stable cash flow. Under this policy, the Fund intends to declare and pay regular quarterly distributions to holders of the common shares at a level rate. However, the amount of actual distributions that the Fund may pay, if any, is uncertain. The distributions will be paid from net investment income (including excess gains taxable as ordinary income), if any, and net capital gains, if any, with the balance (which may comprise the entire distribution) representing return of capital. The Fund’s common shares are junior in priority of payment of dividends to the Fund’s Series A Preferred Stock and, accordingly, distributions on common shares will be prohibited at any time dividends on the Fund’s preferred stock are in arrears.

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Any return of capital should not be considered by shareholders as yield or total return on their investment in the Fund. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the net proceeds from the sale of common shares (representing a return of capital originally invested in the Fund by holders of the common shares) and Fund borrowings. Shareholders who periodically receive a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital would reduce a common shareholder’s tax basis in its common shares, which could result in higher taxes when the common shareholder sells such common shares. This may cause the common shareholder to owe taxes even if it sells common shares for less than the original purchase price of such common shares.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore there payments may represent a reduction of a shareholder’s principal investment. If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it would otherwise not do so. See “Dividends and Distributions.”

Leverage. The Fund may use leverage to the extent permitted by the 1940 Act, including through the issuance of preferred stock and/or through borrowings and/or the issuance of notes or debt securities. On November 11, 2020, the Fund entered into a prime brokerage agreement for margin financing (the “Credit Agreement”). The Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 75 basis points for an overnight time. During the fiscal year ended June 30, 2022, the Fund’s average borrowings and interest rate under the Credit Agreement were $3,700,000 and 0.84%, respectively. There was no outstanding balance on the credit facility as of June 30, 2022. The Fund currently utilizes leverage through its outstanding Series A Preferred Stock. As of September 22, 2022, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Series A Preferred Stock was $41,400,000, which then represented approximately 40% of the Fund’s total assets (including assets attributable to the Fund’s leverage).

While the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser on the one hand and the shareholders of the Fund on the other.

Leverage involves special risks. There can be no assurances that a leveraging strategy will be successful. See “Risks—Structural and Market-Related Risks—Leverage Risks.”

The Prospectus sets forth concisely the information about the Fund and the Securities that a prospective investor ought to know before investing in the Fund. You should read this Prospectus and the related prospectus supplement, which contain important information about the Fund, before deciding whether to invest in the Fund’s Securities, and retain them for future reference. A Statement of Additional Information, dated [ ], 2022 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI, annual and semi-annual reports to shareholders and other information about the Fund, or make shareholder inquiries, by calling (844) 569-4750 or by writing to the Fund at P.O. Box 219184, Kansas City, Missouri, 64121-9184, or from the Fund’s website (www.rivernorth.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

Investing in the Fund involves certain risks. See “Risks” beginning on page 40 of this Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund’s Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [ ], 2022

vii

TABLE OF CONTENTS

Page

Prospectus Summary	1
Summary Of Fund Expenses	13
Financial Highlights	15
Senior Securities	15
Market and Net Asset Value Information	17
The Fund	18
The Offering	19
Use Of Proceeds	19
Investment Objective, Strategies and Policies	19
Investment Philosophy and Process	30
Repurchase Policy For The Common Shares	32
Use Of Leverage	36
Risks	40
Management Of The Fund	58
Net Asset Value	60
Dividends and Distributions	61
Dividend Reinvestment Plan	63
Description Of The Fund’s Securities	64
Certain Provisions Of The Fund’s Charter and Bylaws And Of Maryland Law	68
Rights Offerings	76
U.S. Federal Income Tax Matters	76
Plan Of Distribution	83
Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodians	86
Legal Matters	86
Control Persons	86
Additional Information	86
The Fund’s Privacy Policy	87

viii

You should rely only on the information contained or incorporated by reference in this Prospectus and any related prospectus supplement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus and any related prospectus supplement is accurate as of any date other than the respective dates on the front covers. The Fund’s business, financial condition and results of operations may have changed since that date.

ix

Prospectus Summary

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s securities offered by this Prospectus. You should review the more detailed information contained in this Prospectus, and any related prospectus supplement and the SAI, including the documents incorporated by reference. In particular, you should carefully read the section entitled “Risks” in this Prospectus.

The Fund	The Fund is a diversified, closed-end management investment company that has registered as an investment company under the 1940 Act, and is operated as an interval fund. As an interval fund, the Fund has adopted a fundamental policy to conduct, subject to certain conditions, quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares of its common stock, $0.0001 par value per share, at NAV. See “Repurchase Policy for the Common Shares.” The Fund lists such common shares on the NYSE under the ticker symbol “RSF.” The common shares began trading on the NYSE on June 12, 2019 and may be purchased and sold in the secondary market. As of September 22, 2022, the Fund had 3,519,424 common shares outstanding and net assets applicable to such common shares of $61,488,628. The shares of the Fund’s common stock offered by this Prospectus are called “Common Shares” and the holders of Common Shares are called “Common Shareholders.” As used hereinafter in this Prospectus, unless the context otherwise requires, “common shares” refer to the shares of the Fund’s common stock currently outstanding as well as those Common Shares offered by this Prospectus and the holders of common shares are called “common shareholders.”

In addition, as of September 22, 2022, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. As of September 22, 2022, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Series A Preferred Stock was $41,400,000, which then represented approximately 40% of the Fund’s total assets (including assets attributable to the Fund’s leverage). The Series A Preferred Stock is listed on the NYSE under the ticker symbol “RMPL.” The shares of the Fund’s preferred stock offered by this Prospectus are called “Preferred Shares” and the holders of Preferred Shares are called “Preferred Shareholders.” As used hereinafter in this Prospectus, unless the context otherwise requires, “preferred shares” refer to the shares of the Fund’s Series A Preferred Stock currently outstanding as well as those Preferred Shares offered by this Prospectus and the holders of preferred shares are called “preferred shareholders.”

The Fund commenced investment operations on August 19, 2016. An investment in the Fund may not be appropriate for all investors.

Investment Adviser	The Adviser is the Fund’s investment adviser and is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation. As of August 31, 2022, the Adviser managed approximately $4.8 billion in assets across registered investment companies and private investment vehicles. See “Management of the Fund.”

1

The Offering	The Fund may offer Securities directly to one or more purchasers, including existing common shareholders and/or preferred shareholders in a Rights offering, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The prospectus supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters, including the terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period. A supplement to this Prospectus relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such rights offering, including whether the Preferred Shares issuable upon the exercise of such right are convertible into Common Shares. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement describing the method and terms of the offering of the Securities. See “Plan of Distribution.”

Offerings of shares will be subject to the provisions of the 1940 Act, which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal the NAV per share of the company’s common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. The Fund may, however, issue Common Shares pursuant to exercises of Rights at prices below NAV.

Investment Objective	The investment objective of the Fund is to seek a high level of current income. There can be no assurance that the Fund’s investment objective will be achieved.

Principal Investment Strategies and Policies	Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Adviser believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, business development companies (“BDCs”), real estate investment trusts (“REITs”), special purpose acquisition companies (“SPACs”), private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act), registered closed-end investment companies, brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).
2

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit (as defined below), collateralized loan obligations (“CLOs”) and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to SMEs; (ii) investing in Pass-Through Notes; (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit; (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate). Subject to the limitations in this prospectus and SAI, the Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. See “Risks—Investment Strategy Risks.” The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund does not currently have any intention to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and will provide updated disclosures prior to making such investments. For a general discussion of Alternative Credit and Alternative Credit Instruments, see “—Alternative Credit” below. Unless the context suggests otherwise, all references to loans generally in this prospectus refer to Alternative Credit.
3

Alternative Credit Instruments are generally not rated by NRSROs. Such unrated instruments, however, may be considered by such NRSROs to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Securities therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

Percentage limitations described within this prospectus regarding the Fund’s investment strategies and policies are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments to the extent the Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act are limited to no more than 15% of the Fund’s assets.

To the extent any affiliate of the Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Directors pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include quarterly review by the Board of Directors of any such payments. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.
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See “Investment Objective, Strategies and Policies” for a description of the types of credit instruments in which the Fund may invest.

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. The Fund’s repurchase policy for the common shares and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and the holders of the outstanding preferred shares, if any, voting as a single class. See “Repurchase Policy for the Common Shares” in this Prospectus and “Investment Restrictions” in the SAI.

Investment Philosophy and Process	The Adviser believes that the recent and continuing growth of the online and mobile alternative credit industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through alternative credit with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Alternative Credit. At the same time, alternative credit has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Alternative Credit investments, the Adviser employs a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer, SME and student loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the alternative credit industry. In doing so, the Adviser conducts an analysis of each segment’s anticipated returns relative to its associated risks, which takes into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser then seeks to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser conducts a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Alternative Credit investment to which the Fund has investment exposure. Instead, the Adviser generally seeks loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser engages in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser has access to, and reviews, the platform’s credit models as well. Moreover, the Adviser visits each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).
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As part of the foregoing due diligence efforts, the Adviser monitors on an ongoing basis the underwriting quality of each platform through which it invests in Alternative Credit, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Alternative Credit and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Alternative Credit and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser does not review each individual Alternative Credit investment prior to investment, it is able to impose minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser adopts the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Alternative Credit it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer, SME or student loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Alternative Credit from a platform, the Fund provides the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser performs an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.
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The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

The Adviser significantly relies on borrower credit information provided by the platforms through which they make the Fund’s investments. The Adviser receives updates of such borrower credit information provided by independent third party service providers to the platforms and therefore is able to monitor the credit profile of its investments on an ongoing basis. See “Net Asset Value.”

The Adviser invests in Alternative Credit through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information. Given the increased reliance on the use of information technology in alternative credit, the Adviser conducts due diligence on the platforms through which it seeks its Alternative Credit investments, including a review of each platform’s information technology security, fraud protection capabilities and business continuity plan. The Adviser generally requires a platform to have, among other things, industry standard data backup protections, including off-site backup datacenters and state of the art data encryption, and appropriate cybersecurity measures. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.
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Use of Leverage	The Fund seeks to use leverage for investment and other purposes, such as for financing the repurchase of its common shares or to otherwise provide the Fund with liquidity.

Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act. As a result of the continuous offering of Common Shares and the quarterly repurchases of common shares pursuant to the Fund’s repurchase policy, the Fund’s leverage ratio will increase or decrease as a result of the changes in net assets attributable to common shares. On November 11, 2020, the Fund entered into a prime brokerage agreement for margin financing. The Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 75 basis points for an overnight time. During the fiscal year ended June 30, 2022, the Fund’s average borrowings and interest rate under the Credit Agreement were $3,700,000 and 0.84%, respectively. There was no outstanding balance on the credit facility as of June 30, 2022. The Fund currently utilizes leverage through its outstanding Series A Preferred Stock. As of September 22, 2022, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. As of September 22, 2022, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Series A Preferred Stock was $41,400,000, which then represented approximately 40% of the Fund’s total assets (including assets attributable to the Fund’s leverage).

There is no assurance that the Fund will increase the amount of its leverage or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is also possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional Shares, there could be an adverse impact on the return to shareholders.

Under the 1940 Act, the Fund generally is not permitted to incur Borrowings unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount. Also, under the 1940 Act and as noted above, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). Upon the issuance of preferred stock, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.
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Furthermore, the Fund is not permitted to declare any cash dividend or other distribution on its common shares, or repurchase its common shares, unless, at the time of such declaration or repurchase, the Borrowings have an asset coverage of at least 300% and the preferred stock has an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price (as the case may be). Any prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code (the “Code”). The Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowing or purchase or redeem any outstanding shares of preferred stock to the extent necessary in order to maintain the required asset coverage. Holders of shares of preferred stock, including Series A Preferred Stock, voting separately, are entitled to elect two of the Fund’s directors. The remaining directors of the Fund are elected by common shareholders and preferred shareholders voting together as a single class. In the event the Fund would fail to pay dividends on its preferred stock for two years, the preferred shareholders would be entitled to elect a majority of the directors of the Fund.

In addition to the requirements under the 1940 Act, the Fund is subject to various requirements and restrictions under its Series A Preferred Stock. The requirements and restrictions with respect to the Fund’s preferred stock may be more stringent than those imposed by the 1940 Act, which may include certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the Fund’s preferred stock; however, it is not anticipated that they will impede the Adviser from managing the Fund’s portfolio and repurchase policy in accordance with the Fund’s investment objective and policies. Nonetheless, in order to adhere to such requirements and restrictions, the Fund may be required to take certain actions, such as reducing its Borrowings and/or redeeming shares of its preferred stock, with the proceeds from portfolio transactions at what might be an in opportune time in the market. Such actions could incur transaction costs as well as reduce the net earnings or returns to shareholders over time. In addition to other considerations, to the extent that the Fund believes that these requirements and restrictions would impede its ability to meet its investment objective or its ability to qualify as a regulated investment company, the Fund will not incur additional Borrowings or issue additional preferred stock.
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In general, Borrowings may be at a fixed or floating rate and are typically based upon short-term rates. The Borrowings in which the Fund may incur from time to time may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. As noted above, the Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the 1940 Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund.

The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.

In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities issued by the Fund. Any Borrowing will likely be ranked senior or equal to all other Borrowings of the Fund and the rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Due to the Fund’s issuance of Series A Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the common shares and shares of the Series A Preferred Stock in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.
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So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings or the proceeds from the issuance of preferred stock exceeds the then-current interest or payment rate and other costs on such Borrowings or preferred stock, the Fund will generate more return or income than will be needed to pay such interest or dividend payments and other costs. In this event, the excess will be available to pay higher dividends to shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings or the proceeds from the issuance of preferred stock does not exceed the costs of such Borrowings or preferred stock, the return to shareholders will be less than if leverage had not been used. In such case, the Adviser, in its best judgment, nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to shareholders. In addition, the cost associated with any issuance and use of leverage is borne by the shareholders and results in a reduction of the NAV of the common shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for Fund shares than if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser.

Dividends and Distributions	The Fund currently intends to make distributions to common shareholders on a monthly basis in an amount equal to 10% annually of the Fund’s NAV per Common Share. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

A portion or all of any distribution of the Fund may consist of a return of capital. A return of capital represents the return of a shareholder’s original investment in the Common Shares and should not be confused with a dividend from profits and earnings. Such distributions are generally not treated as taxable income for the investor. Instead, shareholders will experience a reduction in the basis of their Common Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Common Shares. Upon a sale of their Common Shares, shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the shareholder and the shareholder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors. See “Dividends and Distributions.”
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Dividend Reinvestment Plan	The Fund has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares. The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax.

Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. All correspondence or questions concerning the Plan, including how a Common Shareholder may opt out of the Plan, should be directed to DST Systems, Inc., (844) 569-4750 (the “Plan Administrator”). Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the Plan. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Listing of Common Shares	The Fund’s currently outstanding common shares are, and the Common Shares offered in this Prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE under the trading or “ticker” symbol “RSF.” The NAV of the Fund’s common shares at the close of business on September 22, 2022 was $17.47, and the last sale price of the common shares on the NYSE on such date was $17.45.

Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Fund, you should consider the risks more fully set forth under “Risks” beginning on page 40 (as well as the other information in this Prospectus and the SAI), which provides a discussion of the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund. Given the nature of the Fund’s investment strategies, these principal risks include risks associated with investments in Alternative Credit Instruments, closed-end investment companies, corporate debt securities, fixed income securities, specialty finance and other financial companies, SPACS, other investment companies and below investment grade-rated securities; risks associated with platform concentration; risks associated with the use of leverage; and risks related to interest rates and tax matters.

Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodians	ALPS Fund Services, Inc. (“AFS”) is the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. Millennium Trust Company, LLC and State Street Bank & Trust Co. serve as the Fund’s custodians. DST Systems, Inc. serves as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. See “Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodians.”
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Summary Of Fund Expenses

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of October 31, 2022. As of such date, the Fund had $42,400,000 of leverage outstanding, including $41,400,000 of outstanding preferred shares and $1,000,000 pursuant to the Credit Agreement. Such leverage represented 42% of Managed Assets as of October 31, 2022. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	--%*
Offering Expenses Borne by the Fund	--%*
Dividend Reinvestment Plan Fees	--(1)*
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	--%*

As a Percentage of Net Assets Attributable to Common Shares Assuming the Use of Leverage Equal to 42% of the Fund’s Managed Assets)
Annual Expenses
Management fee(2)	2.14%
Leverage costs (3)(4)	0.45%
Dividends on Preferred Shares(5)	4.20%
Other expenses	3.22%
Acquired fund fees and expenses(6)	0.26%
Total annual expenses	10.27%

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The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total annual expenses” are based in part on estimated amounts for the Fund’s 12 months of operations after October 31, 2022 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

Example(7)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 10.27% of net assets attributable to Common Shares, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$100	$284	$450	$793

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The applicable prospectus supplement to be used in connection with any sales of Common Shares or Preferred Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund under an Offering.

(1)	There will be no brokerage charges with respect to common shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(2)	The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.25% of the Fund’s average monthly Managed Assets for the service it provides. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage. In addition, the mark-to-market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of 1.25% of the Fund’s Managed Assets represents 2.14% of net assets attributable to common shares assuming the use of leverage in an amount of 42% of the Fund’s Managed Assets. See “Management of the Fund—Investment Advisory Agreement.”

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(3)	The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”

(4)	Interest and fees on leverage in the table reflect the cost to the Fund of borrowings, expressed as a percentage of the Fund’s net assets as of October 31, 2022, based on interest rates in effect as of October 31, 2022 and the cost to the Fund of the issuance of preferred shares, which is deferred and amortized over the period the preferred shares are outstanding. The table assumes the use of leverage from borrowings and the issuance of preferred shares representing, in the aggregate, 42% of Managed Assets at a weighted average annual expense to the Fund of 5.81%.

(5)	As of the date of this Prospectus, the Fund has issued 1,656,000 preferred shares.

(6)	The “Acquired fund fees and expenses” disclosed above are based on the expense ratios as of October 31, 2022 of the underlying funds in which the Fund has invested, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each underlying fund’s most recent shareholder report. “Acquired fund fees and expenses” are not charged directly to the Fund, but rather reflect the estimated pro rata portion of the underlying funds’ fees attributable to the Fund’s investments in shares of the underlying funds. The 0.26% shown as “Acquired fund fees and expenses” reflects estimated operating expenses of the underlying funds and transaction-related fees. Certain underlying funds in which the Fund intends to invest generally charge a management fee of 0.50% to 1.20%, which are included in “Acquired fund fees and expenses,” as applicable. Acquired fund fees and expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(7)	The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at NAV and that the Fund is engaged in leverage of 42% of Managed Assets, assuming interest and fees on leverage of 5.81%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the Credit Agreement. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Financial Highlights

The Fund’s “Financial Highlights” and the report of the Fund’s independent registered public accounting firm, KPMG LLP (“KPMG”), thereon, contained in the following document filed by the Fund with the SEC, is hereby incorporated by reference into this Prospectus: the annual report  for the year ended June 30, 2022 contained in the Fund’s Form N-CSR/A filed with the SEC on September 9, 2022.

Senior Securities

The following table sets forth certain information regarding the Fund's senior securities as of the end of the Fund's prior fiscal years since the Fund's inception. This information about the Fund's senior securities should be read in conjunction with the Fund's audited financial statements and related notes thereto, which are incorporated by reference into the statement of additional information. The report of the Fund's independent registered public accounting firm, KPMG, on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. The Fund's senior securities during this time period are comprised of outstanding indebtedness, which constitutes a "senior security" as defined in the 1940 Act.

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Senior Securities Representing Indebtedness

Period/Fiscal Year Ended	Senior Securities	Total Amount Outstanding		Asset Coverage (2)(3)	Involuntary Liquidating Preference per Unit	Average Market Value Per Unit (4)

June 30, 2022	Credit Facility	$--	(1)	$--	$--	$--
	Series A Preferred Stock	$41,400,000		$2,640	$25.00	$25.42
June 30, 2021	Credit Facility	$11,500,000	(1)	$8,946	$--	$--
	Series A Preferred Stock	$41,400,000		$3,214	$25.00	$25.25
June 30, 2020	Credit Facility	$--	(1)	$--	$--	$--
	Series A Preferred Stock	$41,400,000		$3,411	$25.00	$25.18
June 30, 2019	Credit Facility	$--	(1)	$--	$--	$--
	Series A Preferred Stock	$41,400,000		$5,306	$25.00	$25.22
June 30, 2018	Credit Facility	$35,000,000	(1)	$9,621	$--	$--
	Series A Preferred Stock	$41,400,000		$4,407	$25.00	$25.24
June 30, 2017 (5)	Credit Facility	$--	(1)	$--	$--	$--

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.

(2)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Fund’s total liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.

(3)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Series A Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

(4)	Represents the average of the daily closing market price per share as reported on the NYSE during the respective period.

(5)	For the period September 22, 2016, commencement of operations, to June 30, 2017.

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Market and Net Asset Value Information

The Fund’s currently outstanding common shares are, and any Common Shares offered by this Prospectus and the applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE. The Fund’s common shares commenced trading on the NYSE on June 12, 2019.

The Fund’s common shares have traded both at a premium and at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund’s common shares.

The Fund has adopted a fundamental policy to conduct, subject to certain conditions, quarterly repurchase offers for at least 5% and up to 25% of the outstanding common shares at NAV. Shareholders will be notified in writing of each repurchase offer under the repurchase policy, how they may request that the Fund repurchase their common shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. Common shares will be repurchased at the NAV per common share determined as of the close of regular trading on the NYSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day.

Payment for repurchased common shares may require the Fund to liquidate its investments, and earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of common shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their common shares in a repurchase offer by increasing the Fund’s expenses (subject to the reimbursement of expenses by the Adviser) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV. Please see “Repurchase Policy for the Common Shares” for more information.

The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE, the NAV per share and the premium or discount to NAV per share at which the Fund’s common shares were trading. NAV is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). See “Net Asset Value” for information as to the determination of the Fund’s NAV.

	MARKET PRICE (1)		NET ASSET VALUE (2)		PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2020	$15.14	$14.40	$17.42	$17.31	-13.09%	-16.81%
December 31, 2020	$16.78	$14.69	$18.22	$17.34	-7.91%	-15.28%
March 31, 2021	$17.90	$16.39	$19.00	$18.26	-5.79%	-10.24%
June 30, 2021	$19.90	$17.90	$20.06	$19.05	-0.80%	-6.04%
September 30, 2021	$20.05	$18.73	$20.11	$19.95	-0.30%	-6.12%
December 31, 2021	$19.88	$19.13	$20.44	$19.82	-2.74%	-3.48%
March 31, 2022	$19.80	$18.78	$19.92	$19.30	-0.60%	-2.69%
June 30, 2022	$19.23	$17.15	$19.39	$18.46	-0.80%	-7.10%
September 30, 2022	$18.67	$17.05	$17.99	$17.43	3.80%	-2.18%

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(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
(3)	Calculated based on the information presented.

The last reported sale price, NAV per share and percentage discount to NAV per share of the common shares as of September 22, 2022 were $17.45, $17.47 and -0.11%, respectively. As of that same date, the Fund had 3,519,424 common shares outstanding and net assets of the Fund were $61,488,628.

The Fund

The Fund is a diversified, closed-end management investment company that has registered as an investment company under the 1940 Act, and is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct, subject to certain conditions, quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares of its common stock, $0.0001 par value per share, at NAV. See “Repurchase Policy for the Common Shares.”

The Fund was organized as a Maryland corporation on June 9, 2015, pursuant to the Articles of Incorporation of the Fund and governed by the laws of the State of Maryland. The Fund lists its common shares on the NYSE under the ticker symbol “RSF.” The common shares began trading on the NYSE on June 12, 2019 and may be purchased and sold in the secondary market. As of September 22, 2022, the Fund had 3,519,424 common shares outstanding and net assets applicable to such common shares of $61,488,628. In addition, as of September 22, 2022, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. The Series A Preferred Stock is listed on the NYSE under the ticker symbol “RMPL.”

The Fund’s principal office is located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401, and its telephone number is (312) 832-1440. See “Management of the Fund.”

The following table provides information about the Fund’s outstanding securities as of September 22, 2022:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	38,344,000	0	3,519,424
Series A Preferred Stock	1,656,000	0	1,656,000

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The Offering

The Fund may offer, from time to time, up to $150,000,000 aggregate initial offering price of (i) Common Shares, (ii) shares of its preferred stock (“Preferred Shares”), and/or (iii) subscription rights to purchase Common Shares, Preferred Shares or both (“Rights” and, together with the Common Shares and the Preferred Shares, “Securities). See “Description of the Fund’s Securities.”

The Fund may offer Securities directly to one or more purchasers, including existing common shareholders and/or preferred shareholders in a Rights offering, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The prospectus supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters, including the terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period. A supplement to this Prospectus relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such Rights offering, including whether the Preferred Shares issuable upon the exercise of such right are convertible into Common Shares. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement describing the method and terms of the offering of the Securities. See “Plan of Distribution.”

The Fund may offer Common Shares or Preferred Shares on an immediate, continuous or delayed basis. Offerings of shares will be subject to the provisions of the 1940 Act, which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the NAV per share of the company’s common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. The Fund may, however, issue Common Shares pursuant to exercises of Rights at prices below NAV.

Use Of Proceeds

Unless otherwise specified in a prospectus supplement, the Fund expects to invest the net proceeds from any sales of Securities in accordance with the Fund’s investment objective and policies as stated below, or use such proceeds for other general corporate purposes within approximately three months of receipt of such proceeds. Pending any such use, the proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to common shareholders.

Investment Objective, Strategies and Policies

Investment Objective

The investment objective of the Fund is to seek a high level of current income.

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Principal Investment Strategies and Policies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that RiverNorth Capital Management, LLC (the “Adviser”) believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, business development companies (“BDCs”), real estate investment trusts (“REITs”), special purpose acquisition companies (“SPACs”), private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act), registered closed-end investment companies, brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit (as defined below), collateralized loan obligations (“CLOs”) and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to small and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit; (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”). Subject to the limitations in this prospectus and SAI, the Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. See “Risks—Investment Strategy Risks.” The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund does not currently have any intention invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and will provide updated disclosures prior to making such investments. For a general discussion of Alternative Credit and Alternative Credit Instruments, see “—Alternative Credit” below. Unless the context suggests otherwise, all references to loans generally in this prospectus refer to Alternative Credit.

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Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, may be considered by such NRSROs to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. See “Risks—Investment Strategy Risks.” The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risks—Investment Strategy Risks.”

Percentage limitations described within this report regarding the Fund’s investment strategies and policies are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments however, the Fund's investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund's assets at all times (including as a result of marketing value fluctuations).

To the extent any affiliate of the Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Directors pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include quarterly review by the Board of Directors of any such payments. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.

Specialty Finance Companies.

Specialty finance companies and other financial companies invest in a wide range of securities and financial instruments, including but not limited to private debt and equity, secured and unsecured debt, trust preferred securities, subordinated debt, and preferred and common equity as well as other equity-linked securities. These various securities offer distinct risk/reward features which may be more or less attractive during different points in the market cycle. Under normal market conditions, the Adviser will invest the Fund’s Managed Assets in specialty finance companies with exposure to some or all of these kinds of securities.

Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities. While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs. See “Risks—Investment Strategy Risks.”

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Alternative Credit.

The Fund intends to primarily invest in whole loans originated by alternative credit platforms.

General. Alternative credit is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the alternative credit platforms may retain on their balance sheets a portion of the loan portfolios they originate. In alternative credit, loans are originated through online platforms that provide a marketplace that matches small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. Since its inception, the industry has grown to include substantial involvement of institutional investors. These borrowers may seek such loans for a variety of different purposes, ranging, for example, from loans to fund elective medical procedures to loans for franchise financing. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). The Fund intends to hold its Alternative Credit investments until maturity.

The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. A small number of alternative credit platforms originate a substantial portion of their Alternative Credit investments in the United States. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in Alternative Credit. The Fund enters into purchase agreements with platforms, which outline, among other things, the terms of the loan purchase, loan servicing, the rights of the Fund to assign the loans and the remedies available to the parties. Although the form of these agreements is similar to those typically available to all investors, institutional investors such as the Fund (unlike individual retail investors) have an opportunity to negotiate some of the terms of the agreement. In particular, the Fund has greater negotiating power related to termination provisions and custody of the Fund’s account(s) relative to other investors due to the restrictions placed on the Fund by the 1940 Act, of which the platforms are aware. Pursuant to such agreements, the platform or a third-party servicer will typically service the loans, collecting payments and distributing them to the Fund, less any servicing fees, and the servicing entity, unless directed by the Fund, typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Fund seeks to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Alternative Credit. See “Risks—Investment Strategy Risks.”

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. In addition, courts have recently considered the regulatory environment applicable to alternative credit platforms and purchasers of Alternative Credit. In light of recent decisions, if upheld and widely applied, certain alternative credit platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans would be subject to diminished returns and/or the platform subject to fines and penalties. As a result, large amounts of Alternative Credit purchased by the Fund (directly or indirectly) could become unenforceable or subject to diminished returns, thereby causing losses for Shareholders. See “Risks—Investment Strategy Risks.”

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Alternative Credit and Pass-Through Notes. As noted above, the underlying Alternative Credit origination processes employed by each platform may vary significantly. The principal amount of each loan is advanced to the borrower by a bank (the “funding bank”). The operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As an alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.

The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.

A platform operator is not obligated to make any payments due on Alternative Credit or Pass-Through Notes (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders and investors assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Alternative Credit from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Alternative Credit to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). The Fund itself will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, the Fund does not currently anticipate it would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Alternative Credit often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Alternative Credit may be secured (generally in the case of SME loans and real estate-related loans) or unsecured. For example, real estate Alternative Credit may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure Alternative Credit can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. See “Risks—Investment Strategy Risks.”

Generally, the Alternative Credit in which the Fund invests will fully amortize and will not be interest-only. However, in some sectors (e.g., real estate-related loans), the loans may be interest-only with the principal to be paid at the end of the term. An active secondary market for the Alternative Credit does not currently exist and an active market for the Alternative Credit may not develop in the future. Borrowers of Alternative Credit electronically execute each of the loan documents prepared in connection with the applicable loan, binding the borrower to the terms of the loan, which include the provision that the loan may be transferred to another party.

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Asset-Backed Securities. The Fund also may invest in Alternative Credit, through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risks—Investment Strategy Risks.”

Private Investment Funds. The Fund may invest up to 10% of its Managed Assets in private investment funds that invest in Alternative Credit. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, and (ii) a subsidiary that acts as the investment fund’s general partner and investment manager. The investment fund then applies its investors’ funds to purchase Alternative Credit originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Alternative Credit and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Alternative Credit through the private investment fund rather than directly from the operator of the platform. See “Risks—Investment Strategy Risks.”

Other Investments in Alternative Credit Instruments. The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share in the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. See “Risks—Investment Strategy Risks.”

The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Alternative Credit and/or other Alternative Credit Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Alternative Credit and other instruments that the Fund may hold directly. As of the date of this report, the Fund did not own any Subsidiaries. See “Risks—Investment Strategy Risks.”

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Business Development Companies.

BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, financing a BDC includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund is not limited with respect to the specific types of BDCs in which it invests. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. See “Risks—Investment Strategy Risks.”

Closed-End Funds.

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. The Fund may also invest in shares of closed-end funds that are not listed on an exchange. Such non-listed closed-end funds are subject to certain restrictions on redemptions and no secondary market exists. As a result, such investments should be considered illiquid. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses. See “Risks—Investment Strategy Risks.”

REITs and Other Mortgage-Related Securities.

REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as “Mortgage REITs,” “Equity REITs” and “Hybrid REITs.” Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund focuses its Mortgage REIT investments in companies that invest primarily in U.S. Agency, prime-rated and commercial mortgage securities. U.S. Agency securities include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

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Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. To the extent, however, the Fund designates dividends it pays to its shareholders as “section 199A dividends” such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

The Fund invests primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund is not limited with respect to the specific types of REITs in which it invests. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Other mortgage-related securities in which the Fund may invest include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

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The Fund also may invest in mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

In addition, the Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the underlying assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. See “Risks—Investment Strategy Risks.”

Special Purpose Acquisition Companies (SPACs).

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Private Investment Funds.

Private Investment Funds may require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in private investment funds, the Fund can offer shareholders access to certain asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to private investment funds on terms consistent with those offered to similarly-sized institutional investors. Furthermore, the Fund believes that investments in private investment funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Collateralized Loan Obligations.

CLOs are securitization vehicles that pool a diverse portfolio of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 to 5 years). In cash flow CLOs, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

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CLOs fund the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 to 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt. See “Risks—Investment Strategy Risks.”

Other Financial Companies.

The principal industry groups of financial companies include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. Banks and savings institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services. Brokerage firms provide services to customers in connection with the purchase and sale of securities. Investment management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions. Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

Equity Securities.

Equity securities may include common stocks that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See “Risks—Investment Strategy Risks.”

Investment Grade Debt Securities.

Investment grade bonds of varying maturities issued by governments, corporations and other business entities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. See “Risks—Investment Strategy Risks.”

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Non-Investment Grade Debt Securities.

Fixed income securities of below-investment grade quality are commonly referred to as “high-yield” or “junk” bonds. Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Below-investment grade debt securities are rated below “Baa” by Moody’s Investors Services, Inc., below “BBB” by Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Adviser. See “Risks—Investment Strategy Risks.”

Mortgage-Backed Securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or “PO,” security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or “IO,” security receives interest payments from the same underlying mortgage.

Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the prepayments for reinvestment. Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. See “Risks—Investment Strategy Risks.”

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Asset-Backed Securities.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities. See “Risks—Investment Strategy Risks.”

Other Securities.

New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Investment Philosophy and Process

The Adviser believes that the recent and continuing growth of the online and mobile alternative credit industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through alternative credit with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Alternative Credit. At the same time, alternative credit has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Alternative Credit investments, the Adviser employs a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer, SME and student loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the alternative credit industry. In doing so, the Adviser conducts an analysis of each segment’s anticipated returns relative to its associated risks, which takes into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser then seeks to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser conducts a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Alternative Credit investment to which the Fund has investment exposure. Instead, the Adviser generally seeks loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser engages in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser has access to, and reviews, the platform’s credit models as well. Moreover, the Adviser visits each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).

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As part of the foregoing due diligence efforts, the Adviser monitors on an ongoing basis the underwriting quality of each platform through which it invests in Alternative Credit, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Alternative Credit and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Alternative Credit and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser does not review each individual Alternative Credit investment prior to investment, it is able to impose minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser adopts the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Alternative Credit it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer, SME or student loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Alternative Credit from a platform, the Fund provides the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser performs an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

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The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

The Adviser significantly relies on borrower credit information provided by the platforms through which they make the Fund’s investments. The Adviser receives updates of such borrower credit information provided by independent third party service providers to the platforms and therefore is able to monitor the credit profile of its investments on an ongoing basis. See “Net Asset Value.”

The Adviser invests in Alternative Credit through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information. Given the increased reliance on the use of information technology in alternative credit, the Adviser conducts due diligence on the platforms through which it seeks its Alternative Credit investments, including a review of each platform’s information technology security, fraud protection capabilities and business continuity plan. The Adviser generally requires a platform to have, among other things, industry standard data backup protections, including off-site backup datacenters and state of the art data encryption, and appropriate cybersecurity measures. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.

Repurchase Policy For The Common Shares

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding common shares at NAV, subject to certain conditions described herein, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund will not otherwise be required to repurchase or redeem common shares at the option of a common shareholder. It is possible that a repurchase offer may be oversubscribed, in which case common shareholders may only have a portion of their common shares repurchased. If the number of common shares tendered for repurchase in any repurchase offer exceeds the number of common shares that the Fund has offered to repurchase, the Fund will repurchase common shares on a pro-rata basis or may, subject to the approval of the Board of Directors, increase the number of common shares to be repurchased subject to the limitations described below. The Fund will maintain cash, liquid securities or access to borrowings in amounts sufficient to meet its quarterly repurchase requirements (as further described below). The Fund reserves the right to conduct a special or additional repurchase offer that is not made pursuant to the repurchase policy under certain circumstances. As a fundamental policy of the Fund, the repurchase policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. See “Risks—Structural and Market-Related Risks—Repurchase Policy Risks” in this Prospectus and “Investment Restrictions” in the SAI.

Common shareholders will be notified in writing of each repurchase offer under the repurchase policy, how they may request that the Fund repurchase their common shares and the Repurchase Request Deadline. The Repurchase Request Deadline will be determined by the Board of Directors and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing considerations. The time between the notification to common shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. Common shares will be repurchased at the NAV per common share determined as of the close of regular trading on the NYSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Payment pursuant to the repurchase will be distributed to common shareholders or financial intermediaries for distribution to their customers no later than seven days after the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board of Directors may establish other policies for repurchases of common shares that are consistent with the 1940 Act, the regulations promulgated thereunder and other pertinent laws. Common shares tendered for repurchase by common shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to common shareholders prior to the Repurchase Payment Deadline.

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The Repurchase Request Deadline will be strictly observed. If a common shareholder or its financial intermediary fails to submit a shareholder’s repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate the common shares until a subsequent repurchase offer, and the shareholder will have to resubmit the request in that subsequent offer. Common shareholders should advise their financial intermediaries of their intentions in a timely manner.

Repurchase Amounts

The Board of Directors, or a committee thereof, in its sole discretion, will determine the number of common shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding common shares at NAV. In connection with any given repurchase offer and pursuant to one of its fundamental policies, the Fund will offer to repurchase at least 5% of the total number of its common shares outstanding on the Repurchase Request Deadline. Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding common shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding common shares at NAV, subject to approval of the Board of Directors.

If common shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of common shares not to exceed 2% of the outstanding common shares of the Fund on the Repurchase Request Deadline. If common shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the common shares on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, common shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. In addition, because of the potential for such proration, common shareholders may tender more common shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their common shares, increasing the likelihood that other shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all common shares tendered for repurchase by common shareholders who own fewer than 100 common shares and who tender all of their common shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such shareholder or the shareholder’s financial intermediary that the beneficial holder of such common shares actually owns fewer than 100 common shares. If common shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those common shares offered for repurchase and shall not redeem any other common shares.

Notification to Shareholders

Notice of each repurchase offer will be given to each beneficial owner of common shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. A common shareholder or its financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request and to credit the account with the proceeds of any repurchased common shares. The notice will:

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•	contain information common shareholders should consider in deciding whether to tender their common shares for repurchase;

•	state the Repurchase Offer Amount;

•	identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date and the scheduled Repurchase Payment Deadline;

•	describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline);

•	describe (i) the procedures for common shareholders to tender their common shares for repurchase, (ii) the procedures for the Fund to repurchase common shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable common shareholders to withdraw or modify their tenders of common shares for repurchase until the Repurchase Request Deadline; and

•	set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the common shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may visit the Fund’s website (http://www.rivernorth.com) to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. The Fund does not currently charge a repurchase fee.

The Fund’s NAV per common share may change substantially in a short time as a result of developments with respect to the Fund’s investments. In that regard, the Fund’s NAV per common share may change materially between the date of notification of a repurchase offer and the Repurchase Request Deadline, and it may also change materially shortly after a Repurchase Request Deadline and the Repurchase Pricing Date, subjecting participating common shareholders to market risk. Nevertheless, the repurchase price will not be adjusted after the Repurchase Pricing Date. See “Net Asset Value.”

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders. Any such suspension would require the approval of a majority of the Board of Directors (including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Fund) in accordance with Rule 23c-3 of the 1940 Act and would further reduce the ability of common shareholders to redeem their common shares. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.

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In addition to the foregoing, under Maryland law, the Fund would be prohibited from redeeming any shares if the distribution to fund such repurchase would cause either the Fund to be unable to pay its indebtedness as such indebtedness becomes due in the usual course of business or the corporation’s assets would be less than the sum of the corporation’s total liabilities plus, unless the Charter provides otherwise, the amount that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights in dissolution are superior to those receiving the distribution.

Liquidity Requirements

The Fund must maintain cash or other liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to common shareholders until the Repurchase Pricing Date. As a result, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its common shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to common shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. See “—Consequences of Repurchase Offers” below. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

The Board of Directors has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board of Directors will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Payment for repurchased common shares may require the Fund to liquidate its investments, and earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of common shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their common shares in a repurchase offer by increasing the Fund’s expenses (subject to the reimbursement of expenses by the Adviser) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV. See “Risks—Structural and Market-Related Risks—Leverage Risks.”

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Repurchase of the Fund’s common shares will reduce the amount of outstanding common shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio (subject to the reimbursement of expenses by the Adviser), to the extent that additional common shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of common shares by the Fund may be a taxable event to common shareholders. The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a common shareholder’s only means of liquidity with respect to their common shares. Common shareholders have no rights to redeem or transfer their common shares, other than limited rights of a shareholder’s descendants to redeem common shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. See “Risks—Structural and Market-Related Risks—Repurchase Policy Risks” and “Risks—Structural and Market-Related Risks—Liquidity Risks.”

As an interval fund, the Fund may redeem preferred shares as may be necessary from time to time, either in whole or in part, without penalty or premium, to permit it to repurchase its common shares in such amount as the Board of Directors may determine pursuant to the Fund’s repurchase policy in compliance with the Fund’s asset coverage requirements under the 1940 Act. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares of common stock on a quarterly basis pursuant to such repurchase policy, subject to approval of the Board of Directors.

Use Of Leverage

The Fund utilizes, and intends to continue to utilize, leverage for investment and other purposes, such as for financing the repurchase of its common shares or to otherwise provide the Fund with liquidity. See “Use of Proceeds” above.

Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act. As a result of the continuous offering of Common Shares and the quarterly repurchases of common shares pursuant to the Fund’s repurchase policy, the Fund’s leverage ratio will increase or decrease as a result of the changes in net assets attributable to common shares. On November 11, 2020, the Fund entered into a prime brokerage agreement for margin financing. The Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 75 basis points for an overnight time. During the year ended June 30, 2022, the Fund’s average borrowings and interest rate under the Credit Agreement were $3,700,000 and 0.84%, respectively. There was no outstanding balance on the credit facility as of June 30, 2022. The Fund currently utilizes leverage through its outstanding Series A Preferred Stock. As of September 22, 2022, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Series A Preferred Stock was $41,400,000, which then represented approximately 40% of the Fund’s total assets (including assets attributable to the Fund’s leverage). The Fund may in the future issue additional types of preferred securities to increase the Fund’s leverage.

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There is no assurance that the Fund will increase the amount of its leverage or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is also possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional Shares, there could be an adverse impact on the return to shareholders.

Under the 1940 Act, the Fund generally is not permitted to incur Borrowings unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount. Also, under the 1940 Act and as noted above, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). Upon the issuance of preferred stock, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.

Furthermore, the Fund is not permitted to declare any cash dividend or other distribution on its common shares, or repurchase its common shares, unless, at the time of such declaration or repurchase, the Borrowings have an asset coverage of at least 300% and the preferred stock has an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price (as the case may be). Any prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. The Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowing or purchase or redeem any outstanding shares of preferred stock to the extent necessary in order to maintain the required asset coverage. Preferred shareholders, voting separately, are entitled to elect two of the Fund’s directors. The remaining directors of the Fund are elected by common shareholders and preferred shareholders voting together as a single class. In the event the Fund would fail to pay dividends on its preferred stock for two years, the preferred shareholders would be entitled to elect a majority of the directors of the Fund.

In addition to the requirements under the 1940 Act, the Fund is subject to various requirements and restrictions under its Series A Preferred Stock. The requirements and restrictions with respect to the Fund’s preferred stock, including the Series A Preferred Stock, may be more stringent than those imposed by the 1940 Act, which may include certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the Fund’s preferred stock; however, it is not anticipated that they will impede the Adviser from managing the Fund’s portfolio and repurchase policy in accordance with the Fund’s investment objective and policies. Nonetheless, in order to adhere to such requirements and restrictions, the Fund may be required to take certain actions, such as reducing its Borrowings and/or redeeming shares of its preferred stock, including Series A Preferred Stock, with the proceeds from portfolio transactions at what might be an in opportune time in the market. Such actions could incur transaction costs as well as reduce the net earnings or returns to shareholders over time. In addition to other considerations, to the extent that the Fund believes that these requirements and restrictions would impede its ability to meet its investment objective or its ability to qualify as a regulated investment company, the Fund will not incur additional Borrowings or issue additional preferred stock.

In general, Borrowings may be at a fixed or floating rate and are typically based upon short-term rates. The Borrowings in which the Fund may incur from time to time may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. As noted above, the Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the 1940 Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund.

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The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities issued by the Fund. Any Borrowing will likely be ranked senior or equal to all other Borrowings of the Fund and the rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares). The Fund may also invest in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions.

However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund. These types of transactions have the potential to increase returns to common shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Due to the Fund’s issuance of Series A Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the common shares and shares of the Series A Preferred Stock in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

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So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Preferred Stock, exceeds the then-current interest or payment rate and other costs on such Borrowings or preferred stock, the Fund will generate more return or income than will be needed to pay such interest or dividend payments and other costs. In this event, the excess will be available to pay higher dividends to shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Preferred Stock, does not exceed the costs of such Borrowings or preferred stock, the return to shareholders will be less than if leverage had not been used. In such case, the Adviser, in its best judgment, nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to shareholders. In addition, the cost associated with any issuance and use of leverage is borne by the shareholders and results in a reduction of the NAV of the common shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares than if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser.

Effects of Leverage

Assuming the utilization of leverage through a combination of borrowings and the issuance of preferred stock by the Fund in the aggregate amount of approximately 42% of the Fund’s Managed Assets, at a combined interest or payment rate of 5.81% payable on such leverage, the return generated by the Fund’s portfolio (net of estimated non-leverage expenses) must exceed 2.45% in order to cover such interest or payment rates and other expenses specifically related to leverage. These numbers are merely estimates used for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-21.52%	-12.87%	-4.23%	4.41%	13.05%

Common share total return is composed of two elements: the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying interest or other payments on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments. Figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

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Risks

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. This section discusses the principal risk factors. You should carefully consider these risks and uncertainties as well as the other information described in this Prospectus (as incorporated by reference) and in any applicable prospectus supplement before you decide whether to invest in the Fund. In addition, the SAI contains further information regarding the risks associated with an investment in the Fund. The risks in these documents are not the only risks that the Fund may face, and the Fund may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of these risks occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose or all part of your investment.

Investment Strategy Risks

The risks listed below specifically apply to the investments of the Fund. See “Structural and Market-Related Risks” for a discussion of additional risks associated with the Fund’s investments.

SME Loans Risk. The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans. Certain SMEs may be unable to effectively access public equity or debt markets. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments.

 SPAC Risks. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. The officers and directors of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Closed-End Investment Companies Risk. The Fund invests in closed-end investment companies, including shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.

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In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Platform Concentration Risk. The Fund may invest 25% or more of its Managed Assets in Alternative Credit originated from one or a limited number of platform(s). A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund’s concentration in certain platforms may expose it to increased risk of default and loss on the Alternative Credit in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which the Fund invests, the greater the risks associated with those platforms changing their arrangements will become.

Regulatory and Other Risks Associated with Platforms and Alternative Credit. The platforms through which Alternative Credit are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service Alternative Credit or collect on Alternative Credit.

Alternative Credit industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including unfair or deceptive practices. Moreover, Alternative Credit generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities. However, some borrower agreements contain arbitration provisions that would possibly limit or preclude class action litigation with respect to claims of borrowers. As noted above, each of the platforms through which the Fund may invest may adhere to a novel or different business model, resulting in uncertainty as to the regulatory environment applicable to a particular platform and the Fund.

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If the platforms’ ability to be the assignee and beneficiary of a funding bank’s ability to export the interest rates, and related terms and conditions, permitted under the laws of the state where the bank is located to borrowers in other states was determined to violate applicable lending laws, this could subject the platforms to the interest rate restrictions, and related terms and conditions, of the lending or usury laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could materially and negatively impact the platforms’ operations and ability to operate, in which case they may be forced to terminate or significantly alter their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

In addition, numerous statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to enforce an Alternative Credit investment. It is possible that a period of adverse economic conditions resulting in high defaults and delinquencies on Alternative Credit will increase the potential bankruptcy risk to platforms and its related entities.

The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally and alternative credit in particular also could impact the manner in which the alternative credit industry conducts its business. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and supervisory efforts to apply relevant laws, regulations and policies have become more intense.

Specialty Finance and Other Financial Companies Risk. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance and other financial companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund’s investments in specialty finance and other financial companies. Specialty finance and other financial companies in a given country may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls and price controls.

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Under current regulations of the SEC, the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its gross revenues from securities brokerage, underwriting or investment management activities. In addition, the Fund may not acquire more than 5% of the outstanding equity securities, or more than 10% of the outstanding principal amount of debt securities, of any such company. This may limit the Fund’s ability to invest in certain specialty finance and other financial companies.

Banks may invest and operate in an especially highly regulated environment and are subject to extensive supervision by numerous federal and state regulatory agencies including, but not limited to, the Federal Reserve Board, the Federal Deposit Insurance Corporation and state banking authorities. Changes in regulations and governmental policies and accounting principles could adversely affect the business and operations of banks in which the Fund invests.

Savings institutions frequently have a large proportion of their assets in the form of loans and securities secured by residential real estate. As a result, the financial condition and results of operations of such savings institutions would likely be affected by the conditions in the residential real estate markets in the areas in which these savings institutions do business.

Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

The performance of the Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

Asset-Backed Securities Risks. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Alternative Credit default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk

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CLO Risk. The Fund’s investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies. When investing in CLOs, the Fund may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments the Fund makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

Corporate Debt Risks. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P Global Ratings Services (“S&P”) or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. An unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer.

Credit and Interest Rate Analysis Risk. The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information.

Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

The interest rates on loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the loans may adversely impact the ability of the Fund to receive returns on its instruments that are commensurate with the risks associated with directly or indirectly owning such instruments. In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan.

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Default Risk. The ability of the Fund to generate income through its investment in loans is dependent upon payments being made by the borrower underlying such instruments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Fixed Income Securities Risk. The Fund may invest in fixed income securities. Fixed income securities generally represent the obligation of an issuer to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. Fixed income risks include components of the following additional risks:

•	Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. As a result of the credit profile of the borrowers and the interest rates on the Fund’s investment in loans, the delinquency and default experience on the these instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of the Fund’s investment in loans when analyzing an investment in the Shares.

•	High Yield Securities/Junk Bond Risk. The Fund may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

•	Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall. All U.S. government obligations are subject to interest rate risk.

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•	Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of a shareholder’s investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. A rise in interest rates may negatively impact the Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

•	LIBOR Risk. The Fund’s investments, interest payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund or the Fund’s investments until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

•	Sovereign Obligation Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in the Fund’s lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

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Funding Bank Risk. Multiple banks may originate loans for lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. The Fund is dependent on the continued success of the platforms that originate the Fund’s investment in loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Geographic Concentration Risk. The Fund is not subject to any geographic restrictions when investing in loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Fund’s investment in loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. In the event that a significant portion of the pool of the Fund’s investment in loans is comprised of loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the loans and could impact Fund performance. Further, the concentration of the loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of such loans and to service and administer loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters. The Adviser is also reliant on information technology to facilitate the loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of loans.

Investments in Platforms Risk. The platforms in which the Fund may invest may have a higher risk profile and be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted equity securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed equity securities. The success of a platform is dependent upon payments being made by the borrowers of loans originated by the platform. Any increase in default rates on a platform’s loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform.

Illiquidity Risk. Alternative Credit investments generally have a maturity between six months to five years. Investors acquiring Alternative Credit investments and other Alternative Credit Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Alternative Credit investments and other Alternative Credit Instruments may not be registered under the Securities Act, and are not listed on any securities exchange. Accordingly, those Alternative Credit Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Alternative Credit investments and such other Alternative Credit Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Alternative Credit investments until maturity. The Fund may not be able to sell any of its Alternative Credit Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Alternative Credit Instruments may be adversely affected. Moreover, certain Alternative Credit Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

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The Fund may also invest without limitation in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets.

Limited Operating History of Platforms Risk. Many of the platforms, and alternative credit in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Alternative Credit and the long term outlook of the industry is uncertain. In addition, because Alternative Credit investments are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Market Discount. Common stock of closed-end funds frequently trades at a discount from its net asset value. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

Alternative Credit and Pass-Through Notes Risk. Alternative Credit Instruments are generally not rated and constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Alternative Credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Alternative Credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Alternative Credit. With respect to Alternative Credit secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Alternative Credit.

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Furthermore, Alternative Credit may not contain any cross-default or similar provisions. To the extent an Alternative Credit investment does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Alternative Credit investment will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Alternative Credit investment. If a borrower first defaults on debt obligations other than the Alternative Credit investment, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Alternative Credit investment if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Alternative Credit investments from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on an Alternative Credit investment after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Alternative Credit investment originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Alternative Credit investment timely make all payments due from them. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Alternative Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks.

•	Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

•	Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

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Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. Since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Fund’s investments in preferred stock to decline.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Alternative Credit). In the event of a prepayment of the entire remaining unpaid principal amount of a loan, the Fund will receive such prepayment amount, but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Private Investment Funds Risk. The Fund, as a direct and indirect holder of securities issued by private investment funds, will bear a pro rata share of the vehicles’ expenses, including management and performance fees. The performance fees charged by certain private investment funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, private investment fund are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the private investment fund are not entitled to the protections of the 1940 Act.

Real Estate Investment Risk. The Fund invests in real estate companies, such as REITs, which expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively affect a real estate company’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a real estate company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses. Real estate companies may be subject to concentration risk, interest rate risk, leverage risk, illiquidity risk and regulatory risks associated with applicable domestic and foreign laws.

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Risk of Adverse Market and Economic Conditions. Alternative Credit default rates, and Alternative Credit generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Alternative Credit may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on Alternative Credit to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall alternative credit industry.

Risks of Concentration in the Financials Sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Thus, the Fund’s concentration in securities of companies within industries in the financial sector may make it more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

Risk of Inadequate Guarantees and/or Collateral of Alternative Credit. To the extent that the obligations under an Alternative Credit investment are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent an Alternative Credit investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Alternative Credit investment. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Alternative Credit investment, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.

If a borrower of a secured Alternative Credit investment enters bankruptcy, an automatic stay of all proceedings against such borrower’s property will be granted. This stay will prevent any recovery and liquidation of the collateral securing such loan, unless relief from the stay can be obtained from the bankruptcy court. There is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain.

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Alternative Credit investments, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

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Risks Associated with Recent Events in the Alternative Credit Industry. The alternative credit industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Alternative Credit (due both to yield and performance considerations as well as reactions to platform and industry events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Alternative Credit and result in significant losses.

In early 2016, concerns were raised pertaining to certain loan identification practices and other compliance related issues of LendingClub. Those resulted in top management changes at LendingClub and class action lawsuits being filed against LendingClub after its stock precipitously dropped, and as a result, increased volatility in the industry and caused some institutional investors to retrench from purchasing Alternative Credit Instruments, either from LendingClub specifically or in general with respect to any Alternative Credit Instruments. LendingClub entered into a settlement with the SEC in September 2018 related to these events. While the industry has stabilized after these events, the occurrence of any additional negative business practices involving an alternative credit platform, or the inability for alternative credit platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the alternative credit industry as a whole and, therefore, the Fund’s investments in Alternative Credit Instruments.

There has been increased regulatory scrutiny of the Alternative Credit industry, including in white papers issued by the U.S. Department of the Treasury and the Office of the Comptroller of the Currency and in state investigations into Alternative Credit platforms. In addition, an increasing number of lawsuits have been filed in various states alleging that Alternative Credit platforms are the true lenders and not the funding banks. It is possible that litigation or regulatory actions may challenge funding banks’ status as a loan’s true lender, and if successful, platform operators or loan purchasers may become subject to state licensing and other consumer protection laws and requirements. If the platform operators or subsequent assignees of the loans were found to be the true lender of the loans, the loans could be void or voidable or subject to rescission or reduction of principal or interest paid or to be paid in whole or in part or subject to damages or penalties.

Russia/Ukraine Market Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Servicer Risk. The Fund expects that all of its direct and indirect investments in loans originated by alternative credit platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.

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Small and Mid-Capitalization Investing Risk. The Fund may gain exposure to the securities of small capitalization companies, mid-capitalization companies and recently organized companies. For example, the Fund may invest in securities of alternative credit platforms or may gain exposure to other small capitalization, mid-capitalization and recently organized companies through investments in the borrowings of such companies facilitated through an alternative credit platform. Historically, such investments, and particularly investments in smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Valuation Risk. Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk. The treatment of Alternative Credit and other Alternative Credit Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the alternative credit industry. Investors should consult their tax advisors as to the potential tax treatment of shareholders.

The Fund intends to elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests. The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms. The Fund has taken the position that the issuer of such loans will be the identified borrowers in the loan documentation. The IRS, however, could disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans. If the IRS prevailed, the Fund would need to determine whether treating the alternative credit platforms as the issuer would cause the Fund to fail the regulated investment company diversification tests. If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to shareholders would not be deductible by the Fund in computing its taxable income.

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Structural and Market-Related Risks

The risks listed below generally relate to the structure of the Fund, as opposed to any specific investments of the Fund (which are listed under “Investment Strategy Risks”), and the risks associated with general market and economic conditions.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV.

Controlling Shareholder Risk. The Common Shares may be held by a shareholder, such as a RiverNorth Fund, or a group of shareholders that may own a significant percentage of the Fund for an indefinite period of time. As long as a RiverNorth Fund holds a substantial amount of the Fund’s Shares, it may be able to exercise a controlling influence in matters submitted to a vote of shareholders. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, the Adviser is the investment adviser of the Fund and each of the RiverNorth Funds.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Distribution Policy Risks. The Fund currently intends to make distributions to common shareholders on a monthly basis in an amount equal to 10% annually of the Fund’s NAV per Common Share. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

A portion or all of any distribution of the Fund may consist of a return of capital. A return of capital represents the return of a shareholder’s original investment in the Common Shares and should not be confused with a dividend from profits and earnings. Such distributions are generally not treated as taxable income for the investor. Instead, shareholders will experience a reduction in the basis of their Common Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Common Shares. Upon a sale of their Common Shares, shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the shareholder and the shareholder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

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Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful.

As of September 22, 2022, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. The Fund is subject to various requirements and restrictions under its Preferred Shares that may be even beyond, and possibly more stringent than, the restrictions imposed by the 1940 Act. These requirements may include asset coverage and/or restrictions relating to portfolio characteristics such as portfolio diversification. In order to comply with these requirements, the Fund may be required to take certain actions, such as reducing its Borrowings or redeeming shares of its preferred stock, including Series A Preferred Stock. Similar to its management of the repurchase policy, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets or sell a portion of its portfolio investments during times and at prices when it otherwise would not do so in order to accomplish such actions. Accordingly, such actions could reduce the net earnings or returns to shareholders over time, and such impact would be magnified when preferred stock is outstanding as the Fund would be required to make provision for both the potential need to redeem shares of its preferred stock and its obligation to repurchase Common Shares pursuant to the repurchase policy. Moreover, the Fund also may be required to reduce Borrowings or redeem shares of its preferred stock, including Series A Preferred Stock, from time to time to permit it to repurchase Common Shares pursuant to the repurchase policy in compliance with the Fund’s asset coverage requirements. The use of leverage increases expenses borne by the shareholders.

Liquidity Risks. Although the Shares are listed on the NYSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. In addition, although the Fund conducts quarterly repurchase offers of its Common Shares, there is no guarantee that all tendered Common Shares will be accepted for repurchase or that shareholders will be able to sell all of the Common Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed.

Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, the Common Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy). The NAV of the Common Shares may be volatile. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Common Shares will not be eligible for “short sale” transactions or other directional hedging products.

Management Risk and Reliance on Key Personnel. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of an alternative credit platform or individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace.

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Potential Conflicts of Interest. The Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and as a result, may face conflicts of interest regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. The Adviser may also have incentives to favor one account over another due to different fees paid to such accounts. While the Adviser has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of fees paid to the Adviser, creating a financial incentive for the Adviser to leverage the Fund.

Regulation as Lender Risk. The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Alternative Credit and certain Alternative Credit Instruments. In addition, although in most cases the Fund is not currently required to hold a license in connection with the acquisition and ownership of Alternative Credit, certain states require (and other states could in the future take a similar position) that lenders under alternative credit platforms or holders of Alternative Credit investments be licensed. Such a licensing requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required. To the extent required or determined to be necessary or advisable, the Fund intends to obtain such licenses in order to pursue its investment strategy.

Repurchase Policy Risks. Repurchases of Common Shares will reduce the amount of outstanding Common Shares and, thus, the Fund’s net assets. To the extent that additional Common Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, because of the potential for such proration, shareholders may tender more Common Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Common Shares, increasing the likelihood that other shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent shareholders have the ability to sell their Common Shares to the Fund pursuant to a repurchase offer, the price at which a shareholder may sell Common Shares, which will be the NAV per Common Share most recently determined as of the last day of the offer, may be lower than the price that such shareholder paid for its Common Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Common Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered, which may increase risks for remaining shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their Common Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Common Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

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In the event a shareholder chooses to participate in a repurchase offer, the shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the shareholder seeks to sell Common Shares to the Fund as part of a repurchase offer, the shareholder will be required to do so without knowledge of what the repurchase price of the Common Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Common Share prior to the repurchase date.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (the “Plan“) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

Other Investment-Related Risks

Equity Securities Risks. Equity securities are subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund may have exposure. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Exchange-Traded Note Risks. The Fund may invest in exchange-traded notes (“ETNs”), which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity (for example, the Fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

Investment Company Risks. The Fund will incur higher and additional expenses when it invests in other investment companies such as exchange-traded funds (“ETFs”). There is also the risk that the Fund may suffer losses due to the investment practices or operations of such other investment companies. To the extent that the Fund invests in one or more investment companies that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the performance of such investment companies, and that of the Fund, may be more volatile than investment companies that do not concentrate in a particular industry. The investment companies in which the Fund invests are not subject to the Fund’s investment policies and restrictions.

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The ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs. ETFs may not be able to match or outperform their benchmarks. The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one investment company to 3% of such company’s outstanding voting stock. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in certain ETFs in excess of the limits set forth in the 1940 Act subject to the terms and conditions set forth in such exemptive orders.

Management Of The Fund

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund. The Board of Directors decides upon matters of general policy and generally oversees the actions of the Adviser and the other service providers of the Fund. The name and business address of the directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth is the Fund’s investment adviser and is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser is responsible for determining the Fund’s overall investment strategy and overseeing its implementation.

RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. As of August 31, 2022, RiverNorth managed approximately $4.8 billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. See “Management of the Fund” in the SAI.

Portfolio Management

Patrick W. Galley and Janae Stanton are responsible for implementing portfolio management decisions for the Fund.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of RiverNorth’s open-end funds and other closed-end funds in the RiverNorth fund complex. Prior to joining the Adviser in 2004, he served as a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

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Janae Stanton is a co-portfolio manager of the Fund. Ms. Stanton joined RiverNorth in 2016 and serves as a Credit & Portfolio Risk Manager for the Adviser. Janae is responsible for quantitative portfolio analysis and asset valuation of the firm’s alternative credit strategy assets, with a focus on building proprietary default and prepayment models. Prior to joining RiverNorth, Janae was a Senior Risk Analyst at an alternative credit platform, where she was responsible for managing loss expectations, monitoring and reporting credit risk, and providing product recommendations to improve profitability. Janae began her career in the Multifamily Division at Freddie Mac in McLean, VA, where she focused on multifamily mortgages, including multifamily mortgage-backed securities. Janae graduated from Central Michigan University with a B.S. in Finance.

The Fund’s SAI provides information about the compensation received by the portfolio managers of the Fund, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.25% of the Fund’s average monthly Managed Assets for the service it provides. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. In addition, the Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for that period through October 28, 2022. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap.

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser on the one hand and the Fund’s shareholders on the other. Because leverage costs are borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the common shareholders and not by holders of preferred stock or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement is provided in the Fund’s semi-annual shareholder report for the period ended December 31, 2021. The basis for subsequent continuations of these agreements will be provided in semi-annual reports to Fund shareholders for the periods during which such continuations occur.

In addition, under a License Agreement, the Adviser has consented to the use by the Fund of the identifying word or name “RiverNorth” in the name of the Fund, and to use of certain associated trademarks. Such consent is conditioned upon the employment of the Adviser or an affiliate thereof as investment adviser to the Fund. If at any time the Fund ceases to employ the Adviser or an affiliate as investment adviser of the Fund, the Fund may be required to cease using the word or name “RiverNorth” in the name of the Fund, and cease making use of the associated trademarks, as promptly as practicable.

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Payments to Third Parties

The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated brokers, dealers or other intermediaries for the purpose of introducing other intermediaries and investors to the Fund. Such payments by the Adviser may vary in frequency and amount. The payments may be based on the amount invested in the Fund or the NAV of the Fund as determined by the Adviser. The amount of these payments may be substantial and could create a conflict of interest between the intermediary receiving payments and the investor.

Net Asset Value

NAV per common share is determined daily. NAV per common share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

In determining the NAV of the common shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. With respect to investments in Alternative Credit Instruments, the Fund will generally utilize prices provided by the Adviser, subject to review by the Board of Directors or its designee. In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at its direction. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Risks—Structural and Market-Related Risks—Valuation Risk.”

The Board of Directors has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser, as valuation designee. The Adviser’s valuation committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Directors) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board of Directors). Pursuant to the Fund’s valuation policies and procedures as adopted by the Board of Directors, the Fund’s holdings in Alternative Credit Instruments are fair valued in accordance with such policies and procedures based on evaluated prices provided by the Adviser, and affirmed by the Committee. All fair value determinations are subject to review and ratification by the Board of Directors.

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The Fund accounts for whole and fractional loans at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account borrower-level data that is updated as often as the NAV of Common Shares is calculated to reflect new information regarding the borrower or loan. Such borrower-level data will include the borrower’s payment history, including the payment, principal and interest amounts of each loan and the current status of each loan, which allows the Adviser to determine, among other things, the historical prepayment rate, charge-off rate, delinquency and performance with respect to such borrower/loan. In addition, borrower-level data may include the following to the extent applicable and available: updated FICO scores of the borrower of a consumer loan or the guarantor of the borrower of an SME loan, the borrower’s debt-to-income ratio and employment status (in the case of consumer loans) and financial statements, tax returns and sales data (in the case of SME loans).

The Fund, in accordance with the investment limitations approved by the Fund’s Board of Directors, will limit its investments in Alternative Credit to loans originated by platforms that will provide the Fund with a written commitment to deliver or cause to be delivered individual loan-level data on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV of common shares is calculated to reflect new information regarding the borrower or loan.

The Fund will not invest in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit data provided by such platforms relevant to determining the existence and valuation of such Alternative Credit and utilized in the accounting of the loans.

The processes and procedures described herein are part of the Fund’s compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that the Fund is required to maintain under the 1940 Act.

Dividends and Distributions

The Fund has adopted a distribution policy to provide holders of its common shares with a relatively stable cash flow. Under this policy, the Fund intends to declare and pay regular quarterly distributions to holders of the common shares at a level rate. However, the amount of actual distributions that the Fund may pay, if any, is uncertain. The distributions will be paid from net investment income (including excess gains taxable as ordinary income), if any, and net capital gains, if any, with the balance (which may comprise the entire distribution) representing return of capital. The Fund’s common shares are junior in priority of payment of dividends to the Fund’s Series A Preferred Stock and, accordingly, distributions on common shares will be prohibited at any time dividends on the Fund’s preferred stock are in arrears.

Any return of capital should not be considered by shareholders as yield or total return on their investment in the Fund. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the net proceeds from the sale of common shares (representing a return of capital originally invested in the Fund by holders of the common shares) and Fund borrowings. Shareholders who periodically receive a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The distribution policy for the Fund’s common shares may be changed or discontinued without notice. See “Risks—Structural and Market-Related Risks—Distribution Policy Risks.”

Dividends and other distributions generally will be taxable to holders of the common shares whether they are reinvested in common shares or received in cash, although amounts treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its common shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those common shares. To the extent required by the 1940 Act and other applicable laws, a notice normally will accompany each distribution indicating the source(s) of the distribution when it is from a source other than the Fund’s accumulated undistributed net income or net income for the current or preceding fiscal year. The Board of Directors reserves the right to change or eliminate the Fund’s distribution policy with respect to its common shares any time without notice.

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If, with respect to any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, normally will be charged against the Fund’s capital. If, for any taxable year of the Fund, the total distributions exceed the sum of the Fund’s net investment income and net realized capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a holder of the common shares up to the amount of its tax basis in its common shares). A return of capital represents a return of a shareholder’s original investment in the common shares and should not be confused with income or capital gain from this investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its common shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of the common shares. The Fund’s final distribution, if any, in each calendar year may include any remaining net investment income undistributed during the year, as well as all undistributed net capital gains realized during the year.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore these payments may represent a reduction of the shareholders’ principal investment. If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it would otherwise not do so.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be. In addition, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the common shares in the event of a default on the Fund’s borrowings. Any limitation on the Fund’s ability to make distributions to shareholders could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment company under the Code. See “U.S. Federal Income Tax Matters” in the SAI.

In addition, under the 1940 Act, the Fund may not declare any dividend or other distribution upon its common shares, or purchase any such common shares, unless the class of preferred stock of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 200% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be.

The Fund may in the future seek to file an exemptive application with the SEC seeking an order under the 1940 Act to exempt the Fund from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to the common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. There can be no assurance that the staff of the SEC will grant such relief to the Fund.

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The level distribution policies described above would result in the payment of approximately the same amount or percentage to holders of the common shares each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any shares of preferred stock that the Fund may issue.

The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company.

Dividend Reinvestment Plan

The Fund has a dividend reinvestment plan, commonly referred to as an “opt-out” plan, (the “Plan”). Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested in additional Common Shares by the Plan Administrator for shareholders in the Fund’s Plan. Such reinvested amounts are included in the Fund’s Managed Assets and, therefore, the fees paid under the Management Fee and will be higher than if such amounts had not been reinvested. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Administrator will invest the dividend amount in shares acquired in open-market purchases.

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In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner, to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share at the close of business on the last purchase date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the participants.

Common Shareholders who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Shareholders who receive distributions in the form of Common Shares generally are subject to the same U.S. federal, state and local tax consequences as shareholders who elect to receive their distributions in cash and, for this purpose, shareholders receiving distributions in the form of Common Shares will generally be treated as receiving distributions equal to the fair market value of the Common Shares received through the Plan; however, since their cash distributions will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Description Of The Fund’s Securities

The following summary of the terms of the common shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

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The Fund is a corporation organized under the laws of Maryland. The Fund is authorized to issue 38,344,000 common shares, $0.0001 par value per share, and the Board of Directors, without obtaining shareholder approval, may increase the number of authorized common shares. As of the date of this prospectus, the Adviser did not own of record or beneficially any of the common shares.

In general, shareholders or subscribers for the common shares have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the common shares has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued common shares into other classes or series of stock and authorize the issuance of common shares without obtaining shareholder approval.

Common Stock—Shares in the Fund

Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever preferred shares or borrowings are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the preferred shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, the common shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of any outstanding preferred shares.

Common shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming there are no preferred shares outstanding, the holders of more than 50% of the common shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common shares will not be able to elect any directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued common shares into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of common shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the common shares or otherwise be in their best interest. As of the date of this prospectus, the Fund has no plans to classify or reclassify any unissued common shares.

The Fund’s currently outstanding common shares are, and the Common Shares offered in this Prospectus will be, subject to notice of issuance, listed on the NYSE under the trading or “ticker” symbol “RSF.” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

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The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such a sale is made in connection with an offering to existing holders of shares of common stock or with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of common shareholders to permit the issuance and sale by the Fund of common shares at a price below the Fund’s then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell common shares at a price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of common shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of common shares at a price below NAV will be disclosed in the prospectus supplement relating to any such offering of common shares at a price below NAV. See also “—Subscription Rights” below.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued common shares into other classes or series of stock, including preferred stock, without the approval of the common shareholders. Prior to issuance of any preferred shares, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of preferred shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. As of September 22, 2022, 1,656,000 shares of Series A Preferred Stock were outstanding and the Fund may, from time to time, issue additional preferred shares in the future.

Any issuance of preferred shares must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any preferred stock are unpaid.

The Fund’s preferred shares, including Series A Preferred Stock, have complete priority over the common shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, preferred shareholders would be entitled to receive a preferential liquidating distribution before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with another fund or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

The Fund’s preferred shares, including Series A Preferred Stock, are required to be voting shares and to have equal voting rights with common shares. Except as otherwise indicated in this prospectus of the SAI and except as otherwise required by applicable law, holders of Series A Preferred Stock would vote together with common shareholders as a single class.

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The terms of the Fund’s preferred shares, including Series A Preferred Stock, provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated but unpaid dividends. Any redemption or purchase of shares of preferred stock by the Fund will reduce the leverage applicable to common shares, while any issuance of preferred stock by the Fund would increase such leverage.

The applicable prospectus supplement will set forth whether or not the Preferred Shares offered in this Prospectus will be listed or traded on any securities exchange. If the Preferred Shares are not listed on a securities exchange, there may be no active secondary trading market for such shares and an investment in such shares may be illiquid.

The terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period will also be set forth in the applicable prospectus supplement.

Subscription Rights

The Fund may issue Rights to (i) common shareholders to purchase Common Shares and/or Preferred Shares or (ii) preferred shareholders to purchase Preferred Shares (subject to applicable law). Rights may be issued independently or together with any other offered Security and may or may not be transferable by the person purchasing or receiving the Rights. In connection with a Rights offering to common and/or preferred shareholders, the Fund would distribute certificates evidencing the Rights and a prospectus supplement, containing all of the material terms of the Rights agreement relating to such Rights (the “Subscription Rights Agreement”), to the Fund’s common or preferred shareholders, as applicable, as of the record date that the Fund sets for determining the shareholders eligible to receive Rights in such Rights offering.

The applicable prospectus supplement would describe the following terms of Rights in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription Rights;

•	the exercise price for such Rights (or method of calculation thereof);

•	the number of such Rights issued in respect of each common share;

•	the number of Rights required to purchase a single preferred share;

•	the extent to which such Rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such Rights;

•	the date on which the right to exercise such Rights will commence, and the date on which such right will expire (subject to any extension);

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•	the extent to which such Rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right the Fund may have in connection with such Rights offering;

•	the expected trading market, if any, for Rights; and

•	any other terms of such Rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such Rights.

Exercise of Rights. Each Right would entitle the holder of the Right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the Rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such Rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised Rights would become void.

Upon expiration of the Rights offering and the receipt of payment and the Rights certificate properly completed and duly executed at the corporate trust office of the Rights agent or any other office indicated in the prospectus supplement, the Fund would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered Securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Subscription Rights to Purchase Common and Preferred Stock

The Fund may issue Rights, which would entitle holders to purchase both Common Shares and Preferred Shares in a ratio to be set forth in the applicable prospectus supplement. In accordance with the 1940 Act, at least three subscription rights to purchase Common Shares would be required to subscribe for one Common Share. It is expected that Rights to purchase both Common Shares and Preferred Shares would require holders to purchase an equal number of Common Shares and Preferred Shares, and would not permit holders to purchase an unequal number of Common Shares or Preferred Shares, or purchase only Common Shares or only Preferred Shares. For example, such an offering might be structured such that three Rights would entitle an investor to purchase one Common Share and one Preferred Share, and such investor would not be able to choose to purchase only a Common Share or only a Preferred Share upon the exercise of his, her or its Rights.

The Common Shares and Preferred Shares issued pursuant to the exercise of any such Rights, however, would at all times be separately tradeable securities. Such Common Shares and Preferred Shares would not be issued as a “unit” or “combination” and would not be listed or traded as a “unit” or “combination” on a securities exchange, such as the NYSE, at any time. The applicable prospectus supplement will set forth additional details regarding an offering of Rights to purchase Common Shares and Preferred Shares.

Certain Provisions Of The Fund’s Charter and Bylaws And Of Maryland Law

The following is a summary of certain provisions of the Maryland General Corporation Law (the “MGCL”) and of the Charter and Bylaws of the Fund.

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General

The MGCL and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving common shareholders of an opportunity to sell their common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the common shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common shares are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

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Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of preferred shares to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors and the favorable vote of the holders of at least two-thirds of the common shares and preferred shares entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•	a “Business Combination,” which includes the following:

o	a merger, consolidation or statutory share exchange of the Fund with or into another corporation,

o	an issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business, or

o	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	a “Business Combination,” which includes the following:

o	a merger, consolidation or statutory share exchange of the Fund with or into another corporation,

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o	an issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business, or

o	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•	unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, the vote of holders of the common shares described above will not be required with respect to the foregoing transactions (other than those as to which shareholder approval is required under federal or Maryland law) if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). In that case, if Maryland law requires approval of the holders of the common shares, the affirmative vote of a majority of the votes entitled to be cast thereon by shareholders of the Fund will be required. In addition, if the Fund has any preferred stock outstanding, the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the preferred stock, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

In no event will the foregoing provisions affect shareholder rights under the 1940 Act to approve or terminate an advisory contract of the Fund (either of which may be effectuated by Fund shareholders without the need for approval of any Continuing Director or other member of the Board of Directors).

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since September 24, 2015, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

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•	the election and removal of officers;

•	the nomination of candidates to the Board of Directors (including the election of directors to fill vacancies on the Board of Directors resulting from the increase in size of the Board of Directors or the death, resignation or removal of a director, in which case the affirmative vote of two-thirds of the remaining directors in office shall be required);

•	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the holders of the common shares);

•	Charter amendments and any other action requiring approval of the holders of the common shares; and

•	entering into, terminating or amending an investment advisory agreement.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the common shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of shareholders generally. Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted. For shareholder proposals to be included in the Fund’s proxy materials, the shareholder must comply with all timing and information requirements of the Exchange Act.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Fund’s Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

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No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of 38,344,000 common shares, and authorizes a majority of the Fund’s Board of Directors, without common shareholder approval, to increase the number of authorized common shares, to authorize the issuance of common shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without common shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance of preferred shares with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

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•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of shareholders.

The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested shareholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

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These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Maryland Control Share Acquisition Act

The Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”). In order to avail itself of the provisions of this Act, the Charter would have to be amended (which would require the approval of the holders of at least a majority of the votes entitled to be cast) and the Board of Directors would have to affirmatively elect to be subject to the MCSAA by a resolution. Any such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

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Potentially inhibiting a closed-end investment company’s ability to utilize the MCSAA is Section 18(i) of the 1940 Act which provides that “every share of stock .. . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves.

The Fund originally exempted its shares from the MCSAA in light of a November 15, 2010 letter from the staff of the SEC’s Division of Investment Management that took the position that a closed-end fund, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the MCSAA, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court, however, the limited judicial precedent that exists supports closed-end funds’ ability to utilize control share statutes.

If the Fund were to amend its Charter and subsequently elect to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the Fund’s Charter or the Fund’s Bylaws.

Rights Offerings

The Fund may in the future, and at its discretion, choose to make offerings of Rights to (i) common shareholders to purchase Common Shares and/or Preferred Shares and/or (ii) preferred shareholders to purchase Preferred Shares (subject to applicable law). A future Rights offering may be transferable or non-transferable. Any such future Rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

U.S. Federal Income Tax MatterS

The following is a description of certain U.S. federal income tax consequences to a holder of shares (a “shareholder”) that acquires, holds and/or disposes of common shares or preferred shares. This discussion reflects applicable income tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Unless otherwise noted, this discussion assumes the shares are held by U.S. persons and that such shares are held as capital assets. Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

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The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the “90% income test”). If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years. The Fund intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution but may be subject to the excise tax from time to time depending upon distribution levels.

In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

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The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms and the Fund has taken the position that the issuer of such loans will be the identified borrowers in the loan documentation. The IRS, however, could disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans. If the IRS prevailed, the Fund would need to determine whether treating the alternative credit platforms as the issuer would cause the Fund to fail the regulated investment company diversification tests. In addition, the IRS and court authorities interpreting the identity of the issuer for Alternative Credit Instruments other than Alternative Credit in the form of whole loans may be less clear. For example, pass-through obligations (obligations of the alternative credit platform that only create an obligation to pay a note purchaser to the extent that the lending platform receives cash) could be viewed as an indirect undivided interest in the referenced loans or they could be viewed as a derivative instrument referencing a pool of loans. If the pass-through obligations were characterized as an indirect undivided interest in the referenced loans, the IRS and court authorities would indicate that the issuers of such instruments were the referenced borrowers in the underlying loans. If the pass-through obligations were characterized as a derivative instrument referencing a pool of loans, the IRS and court authorities would indicate that the issuers of such instruments were the alternative credit platform. The Fund will take the position that the writer of Pass-Through Notes and Alternative Credit Instruments other than whole consumer and small business loans will be the issuer for the regulated investment company tests even if arguments could be made that the persons and small businesses referenced in such instruments were the persons liable for making payments.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A shareholder will have all dividends and distributions automatically reinvested in the shares (unless the shareholder “opts out” of the Plan). For shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends-received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met.

Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares. Because of the Fund’s level dividend policy, however, shareholders may recognize ordinary income from distributions in a year in which the Fund’s net capital gain for the year is offset by capital loss carryforwards from prior years. In addition, the Fund may make distributions of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s equity investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to a shareholder and reports as a section 199A dividend in written statements furnished to the shareholder. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided in each case certain holding period and other requirements are met.

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A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually. The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction, for qualified dividend income treatment, or treatment as Section 199A dividends.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above NAV, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, section 199A dividends, ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the shares. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to shareholders.

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The repurchase of shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its shares from a shareholder generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any such shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any such shares, it is possible that any amounts received by such shareholder in the repurchase will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a regulated investment company. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes and may affect the character of distributions as capital gain or ordinary income distributions.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Sales, exchanges and other dispositions of the shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than 12 months and short-term if it is 12 months or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

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Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of shares, will constitute investment income of the type subject to this tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the shares paid to certain shareholders who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in shares.

Distributions of our investment company taxable income to non-U.S. shareholders will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding will be required on such distributions to the extent that (i) such distributions are properly reported to our non-U.S. shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any significant amount of our distributions with respect to the shares would be reported as eligible for this exemption from withholding.

If the distributions with respect to the shares are effectively connected with a U.S. trade or business of the non-U.S. shareholder (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), no amount of U.S. federal tax will be required to be withheld from such distributions if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although such distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons.

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Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States), or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

For a corporate non-U.S. shareholder, distributions and gains realized upon the sale of shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs,” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until the final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and potentially proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares.

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The foregoing is a general and abbreviated summary of the relevant provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Additional discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

Plan Of Distribution

The Fund may sell up to $150,000,000 in aggregate initial offering price of (i) Common Shares, (ii) Preferred Shares, and/or (iii) Rights, from time to time under this Prospectus and any related prospectus supplement in any one or more of the following ways: (1) directly to one or more purchasers; (2) through agents; (3) to or through underwriters; or (4) through dealers. See also “Dividend Reinvestment Plan” above.

Each prospectus supplement relating to an offering of the Securities will state the terms of the offering, including as applicable:

•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered Securities and the estimated net proceeds the Fund will receive from the sale; and

•	any securities exchange on which the offered Securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In the case of a Rights offering, the applicable prospectus supplement will set forth the number of Common Shares and/or Preferred Shares issuable upon the exercise of each Right and the other terms of such Rights offering. The transferable Rights offered by means of this Prospectus and applicable prospectus supplement, including any related over-subscription privilege and any follow-on offering, if applicable, may be convertible or exchangeable into Common Shares at a ratio not to exceed one Common Share received for every three subscription rights to purchase Common Shares converted, exercised or exchanged on an aggregate basis such that the exercise of all subscription rights to purchase Common Shares in any transferable subscription Rights offering will not cumulatively result in more than a 33 1/3 percentage increase in the outstanding common shares of the Fund.

Direct Sales

The Fund may sell Securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the Securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell Securities directly. The terms of any of those sales will be described in a prospectus supplement.

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By Agents

The Fund may offer Securities through agents that the Fund designates. Any agent involved in the offer and sale will be named and any commissions payable by the Fund will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through one or more underwriters or dealers acting as principal or agent for the Fund.

By Underwriters

The Fund may offer and sell Securities from time to time to one or more underwriters who would purchase the Securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the Securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Securities, they will be required to purchase all of the offered Securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the underwriting agreement may be terminated. The underwriters may sell the offered Securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In connection with an offering of Common Shares, if a prospectus supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time to one or more dealers who would purchase the Securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Securities for whom they may act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell Securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

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To facilitate an offering of the Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or other Security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the Common Shares for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other Securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

In connection with any Rights offering, the Fund may also enter into a standby underwriting agreement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares and/or Preferred Shares remaining unsubscribed for after the Rights offering.

Any underwriters to whom the offered Securities are sold for offering and sale may make a market in the offered Securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Securities.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund and its subsidiaries, if any, in the ordinary course of business.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Securities not yet issued as of the date of this Prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

The Prospectus and accompanying prospectus supplement in electronic form may be made available on the website maintained by the underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

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Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodians

The Fund places and maintains its Alternative Credit investments, securities and cash in the custody of one or more entities meeting the requirements of Section 17(f) of the 1940 Act. For its investments in Alternative Credit, the Fund has engaged Millennium Trust Company, LLC, 2001 Spring Road #700, Oak Brook, Illinois 60523, a custodian with experience in the custody of loans originated through alternative credit platforms. For its services, Millennium Trust Company receives a monthly fee based upon, among other things, the average value of the total loans of the Fund. See “Investment Objective, Strategies and Policies—Alternative Credit—Alternative Credit and Pass-Through Notes.”

State Street Bank & Trust, Co., located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, also serves as the Fund’s custodian of the cash and securities owned by the Fund. For its services, State Street Bank & Trust, Co. receives a monthly fee based upon, among other things, the average value of the cash and securities of the Fund.

DST Systems, Inc., an affiliate of the Fund’s administrator, located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent and is responsible for coordinating and processing all repurchase offers.

AFS is the Fund’s administrator. AFS is a service company and SEC-registered transfer agent. Under the Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of AFS is 1290 Broadway, Suite 1000, Denver, CO 80203. For its services, the Fund pays AFS customary fees based on the Fund’s net assets or an annual minimum fee, plus out of pocket expenses.

Legal Matters

Certain legal matters will be passed upon for the Fund by Faegre Drinker Biddle & Reath LLP. Faegre Drinker Biddle & Reath LLP may rely as to certain matters of Maryland law on the opinion of Shapiro Sher Guinot & Sandler, P.A.

Control Persons

Based on a review of Schedule 13D and Schedule 13G filings as of the date of this Prospectus, there are no persons who control the Fund. For purposes of the foregoing statement, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (2) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Additional Information

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. The SEC maintains a website at sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund (when available), that file electronically with the SEC.

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This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (sec.gov).

The Fund’s Privacy Policy

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call (855) 830-1222 (toll-free).

The Fund does not control the safeguarding, use or disposition of the personal and financial information about investors that is in the possession of the Underwriters and dealers. Investors should look to the privacy policies of those entities for information about how they treat investors’ personal and financial information.

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 7, 2022

RIVERNORTH CAPITAL AND INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

RiverNorth Capital and Income Fund, Inc. (formerly known as RiverNorth Specialty Finance Corporation) (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company and is operated as an interval fund. The Fund was incorporated on June 9, 2015. The investment objective of the Fund is to seek a high level of current income. RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”), attempts to achieve the Fund’s investment objective by investing in credit instruments, including a portfolio of specialty finance and other financial companies that the Adviser believes offer attractive opportunities for income. See “The Fund’s Investment Objective, Strategies and Policies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (“SAI”) relates to the Fund’s (i) shares of common stock, $0.0001 par value per share (the “Common Shares”), (ii) shares of preferred stock (the “Preferred Shares”) and (iii) subscription rights to purchase Common Shares (“Rights” and, together with the Common Shares and Preferred Shares, “Securities”). This SAI is not a prospectus, but should be read in conjunction with the Prospectus dated [ ], 2022 (the “Prospectus”) and the applicable prospectus supplement. This SAI does not include all of the information that a prospective investor should consider before purchasing Securities. Investors should obtain and read the Prospectus and the applicable prospectus supplement prior to purchasing Securities. A copy of the Prospectus may be obtained without charge by calling the Fund at (844) 569-4750.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The Fund’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This SAI is dated [ ], 2022.

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TABLE OF CONTENTS

INVESTMENT RESTRICTIONS	3
Management Of The Fund	22
Investment Adviser	22
Investment Advisory Agreement	23
Portfolio Managers	24
Compensation of Portfolio Managers	24
Portfolio Manager Ownership of Fund Shares	25
Conflicts of Interest	25
Other Accounts Managed	26
Administrator	26
Codes of Ethics	27
FUND SERVICE PROVIDERS	27
Independent Registered Public Accounting Firm	27
Legal Counsel	27
Custodians and Transfer Agent	27
PORTFOLIO TRANSACTIONS	28
U.S. FEDERAL INCOME TAX MATTERS	29
Fund Taxation	29
Shareholder Taxation	30
Information Reporting	32
Payments to Foreign Financial Institutions	32
Other Taxes	32
BOARD MEMBERS AND OFFICERS	33
Director Ownership in the Fund	42
Securities Beneficially Owned	43
PROXY VOTING GUIDELINES	43
ADDITIONAL INFORMATION	44
FINANCIAL STATEMENTS	44
PROXY VOTING GUIDELINES	A-1

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of shareholders. Except as otherwise indicated, any percentage limitations described in this SAI are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio or other events.

As a matter of fundamental policy, the Fund may not:

(1)       borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)       issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)       purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry or group of industries; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% of its assets in diversified financials;

(4)       engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

(5)       purchase or sell real estate, which term does not include securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate or mortgages on real estate acquired as a result of the Fund’s ownership of securities;

(6)       purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities);

(7)       make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(8)       invest in loans that are of subprime quality at the time of investment, as determined by the Adviser pursuant to guidelines approved by the Board of Directors; and

(9)       with respect to 75% of its total assets, purchase any securities (other than government securities (as defined in the 1940 Act) and securities issued by other investment companies), if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

3

The Fund has also adopted the following fundamental policies in order to repurchase shares of its outstanding Common Shares:

•	The Fund will make an offer to repurchase, on a quarterly basis, a designated percentage of the outstanding Common Shares from shareholders (each, a “Repurchase Offer”) pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•	The Fund will repurchase Common Shares that are tendered by a specific date occurring every three months (each, a “Repurchase Request Deadline”). The Fund’s Board of Directors will establish the Repurchase Request Deadline for each Repurchase Offer. The time between the notification to shareholders of each Repurchase Offer and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days but may be revised by the Adviser, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board of Directors is notified of this change and the reasons for the change.

•	Common Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day.

See “Repurchase Policy for the Common Shares” in the Prospectus.

For purposes of fundamental policy (3) above, investments in diversified financials shall include, among other things, investments in borrowers of marketplace loans and issuers of Pass-Through Notes (as defined below), as well as any direct investments in marketplace lending platforms.

For purposes of fundamental policy (7) above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to make loans outside of the limits of the 1940 Act.

For purposes of fundamental policy (8) above, the Adviser will determine whether loans offered to the Fund are of subprime quality at the time of investment pursuant to guidelines approved by the Board of Directors from time to time. Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers a consumer marketplace loan to be of subprime quality if the individual borrower of such loan has a FICO score below 640. The Fund considers an SME (as defined below) loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser will generally look to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

For the purpose of applying the limitation in fundamental investment restriction (9), an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

4

The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares). The Fund may also invest in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions. The Fund does not anticipate it will enter into reverse repurchase agreements to incur any borrowings.

However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund. These types of transactions have the potential to increase returns to common shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated.

For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled “Use of Leverage” in the Prospectus.

The foregoing fundamental investment policies may not be changed without the approval of the holders of a “majority of the outstanding voting securities” of the Fund, which includes the Common Shares and the Preferred Shares of the Fund, including the Fund’s Series A Term Preferred Stock (the “Series A Preferred Stock”), voting together as a single class, and the holders of the outstanding Preferred Shares of the Fund, including Series A Preferred Stock, voting as a single class. The Fund’s investment objective and the remainder of the Fund’s investment policies and limitations (as disclosed in the Prospectus), including its investment strategy, are not considered to be fundamental and can be changed without a vote of the shareholders. When used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

Where applicable, the foregoing fundamental investment policies shall be interpreted based on the applicable rules, regulations and pronouncements of the SEC and its staff.

Investment Policies and Techniques

Alternative Credit

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to small- and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit; (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments” or “Alternative Credit”). Subject to the limitations in the prospectus and this SAI, the Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets (as defined below). The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund has no intention as of the date of this SAI to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and, prior to such time, will amend the Prospectus and/or SAI (as applicable) to provide additional information on such investments, including the associated risks. See “Additional Investments and Practices of the Fund—Additional Risks of Investing in the Fund.”

5

The following supplements the discussion of Alternative Credit contained in the Prospectus and includes additional considerations and risks associated with the Fund’s investments in Alternative Credit. See “Investment Objective, Strategies and Policies—Alternative Credit” and “Risks” in the Prospectus.

Regulatory Considerations

The following highlights various laws and regulations impacting Alternative Credit and its participants.

The Equal Credit Opportunity Act. This law prohibits discrimination in the extension of all credit (consumer or business) on the basis of certain protected classes including on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act. It also requires notice of adverse action to be given to applicants who are denied credit.

OFAC, USA Patriot Act and Bank Secrecy Act. Certain participants in alternative credit, including the platforms through which the Fund may invest in Alternative Credit, may be required to comply with various anti-money laundering and related regulations. The Fund is not able to control or monitor such compliance. Moreover, in the Fund’s participation with the platforms, it is subject to compliance with OFAC (Office of Foreign Assets Control), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which, for the Fund, generally involves cooperation with authorities in investigating any purported improprieties. Any material failure to comply with OFAC and other similar anti-money laundering restrictions or any investigation relating thereto could result in fines or penalties. Such fines or penalties could have a material adverse effect on the Fund directly for amounts owed for fines or penalties or indirectly as a negative consequence of the decreased demand for Alternative Credit from the platforms in violation of such requirements resulting from the adverse publicity and other reputation risks associated with any such fines and penalties assessed against the platforms or other industry participants.

6

Federal Trade Commission Act. Section 5 of this law (as well as analogous state laws) prohibits unfair and deceptive acts or practices in or affecting commerce. The FTC’s Holder in Due Course Rule allows borrowers in certain circumstances to assert any claim or defense they have against a seller of goods or services obtained with the proceeds of a loan against the originator or subsequent purchaser of the loan.

CAN-SPAM Act and Telemarketing Sales Rule. These laws and analogous state laws govern the marketing of credit and other products and services by use of email or telephone marketing and would affect programs of alternative credit platforms marketing by these means.

Electronic Signatures in Global and National Commerce Act. This law, along with analogous state laws including the Uniform Electronic Transactions Acts, which authorize the creation of legally binding and enforceable agreements electronically and utilizing electronic records and signatures govern the circumstances in which a person may electronically be provided disclosures otherwise required to be in writing. Alternative Credit Lenders must obtain consent to conduct business electronically from applicants and borrowers.

Bankruptcy Code. This law limits the extent to which creditors may seek to enforce debts against borrowers who have filed for bankruptcy protection.

In addition, funding banks are subject to banking laws and regulations and the supervision by federal and/or state banking agencies and such laws and regulators could impose restrictions on the funding bank.

Alternative Credit lenders may not always be in compliance with these laws and borrowers may make counterclaims regarding the enforceability of their obligations under borrower laws after collection actions have been commenced or otherwise seek damages under these laws.

Registration with the SEC. Pass-Through Notes are typically offered through private offerings and thus may not be registered under the Securities Act of 1933, as amended (the “1933 Act”). In addition, platforms are not registered as investment companies under the 1940 Act. If a platform (or an affiliate thereof) were to fail to comply with a private offering exemption under the 1933 Act, or if it were to fail to maintain an exemption from registration as an investment company under the 1940 Act, it (or such affiliate) could become subject to regulatory actions and/or significant civil liabilities. Although a platform (or its affiliate) may intend to operate in compliance with all applicable securities laws, these laws are complex and sometimes subject to alternative interpretations and any failure by a platform (or such affiliate) to comply with applicable securities laws could adversely affect its (or such affiliate’s) ability to make payments on the Pass-Through Notes.

Trust Indenture Act of 1939. Any Pass-Through Note offering made in reliance on an exemption from registration pursuant to Section 4(a)(2) of the 1933 Act will not be subject to the Trust Indenture Act of 1939. Consequently, holders of Pass-Through Notes will not have the protection of an indenture setting forth obligations of the Pass-Through Note issuers for the protection of the Pass-Through Note holders or a trustee appointed to represent their interests.

State Usury Laws. Some platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make Alternative Credit investments at advantageous interest rates by incorporating choice of law provisions into Alternative Credit agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. This is sometimes the case in the origination of business as opposed to consumer loans. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such Alternative Credit Instruments, such loans may not be found to be enforceable or the platforms (or their affiliates) could become subject to penalties and damages. Other platforms may engage in arrangements with funding banks where the platform assists the bank in originating loans that are funded by the bank. In some cases, the loans are sold to the platforms and the platforms as assignees of the bank under applicable law and precedent utilize the bank’s rate and fee exportation authority. At least one federal circuit has cast doubt upon this theory and other litigation challenges the ability of assignees to utilize a bank’s exportation authority as an assignee of the bank’s loans. Legislation is also pending in Congress that would validate an assignee’s ability to utilize the rates and fees of the originating lender.

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Tax Treatment of Pass-Through Notes. There are no statutory provisions, regulations, published rulings or judicial decisions that address the characterization of Pass-Through Notes or other Alternative Credit Instruments substantially similar to Pass-Through Notes for U.S. federal income tax purposes and the proper tax characterization of Pass-Through Notes for U.S. federal income tax purposes is uncertain. To address this concern, some Pass-Through Note issuers require investors to agree to treat the Pass-Through Notes as debt of the Pass-Through Note issuer for federal, state and local income and franchise tax purposes. Further, prospective Pass-Through Note holders should be aware that a Pass-Through Note issuer may intend to treat (and report) the Pass-Through Notes as debt instruments that have original issue discount (“OID”) for U.S. federal income tax purposes. As a result, Pass-Through Note holders will be required to include OID in income as it accrues under a constant yield method, regardless of such note holder’s regular method of tax accounting, and so may be required to include OID in income in advance of the receipt of cash attributable to the related Note interest or principal.

Pass-Through Note holders also should be aware that the Internal Revenue Service (“IRS”) and the courts are not bound by the Pass-Through Note issuer’s characterization of the Pass-Through Notes, and may take a different position with respect to the Pass-Through Notes’ proper characterization. For example, if the Pass-Through Notes were treated as equity for the Pass-Through Note issuer, (i) the issuer would be subject to U.S. federal income tax on income, including interest, accrued on the underlying loans but would not be entitled to deduct interest or OID on the Pass-Through Notes, and (ii) payments on the Pass-Through Notes would be treated by the Pass-Through Note holder as dividends (that may be ineligible for reduced rates of U.S. federal income taxation or the dividends received deduction) for U.S. federal income tax purposes to the extent of the issuer’s earnings and profits. Alternatively, the IRS could determine that, in substance, each Pass-Through Note holder owns a proportionate interest in the underlying loans for U.S. federal income tax purposes, or it could instead seek to treat the Pass-Through Notes as some other financial instrument or contract (including a derivative financial instrument). Such different characterizations could significantly reduce the amount available to the Pass-Through Note issuer to pay interest on the Pass-Through Notes, and could significantly affect the amount, timing, and character of income, gain or loss recognized in respect of a Pass-Through Note.

Risk of Including Foreign Investors. An issuer of Pass-Through Notes may accept investors who are non-U.S. persons, in which case interest payments made to such an investor by the issuer could be subject to withholding taxes. In the event that the issuer fails to properly withhold on such payments, it could remain liable for a non-U.S. person’s individual tax liabilities for the interest payments. There is a further risk that a non-U.S. person investor could be named on the Department of the Treasury’s list of “Specially Designated Nationals,” “Blocked Persons,” or “Sanctioned Countries or Individuals,” which, if undiscovered, could result in an enforcement action against the issuer.

Additional Risk Considerations

Bankruptcy Risk. In the event that a platform (or its affiliate) or its service providers become subject to a bankruptcy, the Fund’s investments in Pass-Through Notes issued by such platform (or affiliate) may be negatively impacted.

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Although many of the platforms (or their affiliates) through which the Fund invests may have been organized and operated in a manner that is intended to minimize the likelihood that such platforms (or affiliates) will become subject to a bankruptcy or similar proceeding, if the platforms (or their affiliates) were to become subject to bankruptcy proceedings, payments on the Pass-Through Notes issued by such platforms (or their affiliates) could be substantially delayed or reduced, and any interest accrued on those obligations may never be paid.

Platforms (or their affiliates) may have arrangements with servicers who monitor payments by the borrowers of the Alternative Credit and take action to enforce the platforms’ (or affiliates’) rights to payment. Arrangements for back-up servicing are limited. If a platform’s (or affiliate’s) servicer fails to maintain operations or the agreement between the platform (or affiliate) and the servicer is rejected or terminated in a bankruptcy of the servicer, the Fund may experience delays in the distribution of loan proceeds and increased costs in connection with its investments through such platform (or its affiliate). In some instances, the platform operator and its affiliates may be unable to collect and process payments from underlying borrowers and thus the Fund may not realize its expected return on investment on those instruments.

Platforms (or their affiliates) may have arrangements with administrators who manage the daily operations of the platforms (and/or their affiliates). Among other duties, an administrator may calculate the amounts payable by the platform operator or its affiliates on any outstanding Pass-Through Notes and supervise the platform’s (or affiliate’s) payment of such amounts. If the administrator were to become subject to bankruptcy proceedings and its agreement with the platform operator or its affiliates were terminated for any reason, the platform (or affiliate) would endeavor to locate a replacement administrator but there is no assurance that it would be able to do so. Accordingly, any termination of an administration agreement that occurs in connection with a bankruptcy of the administrator may impair the platform’s (or affiliate’s) ability to continue to make timely payments on the Pass-Through Notes. This could also prevent the platform operator or its affiliates from issuing any additional Pass-Through Notes until another administrator was located.

Chargeback Risk. The Fund may invest in Alternative Credit Instruments through securities issued by private investment funds that operate accounts with an independent bank whereby investors, such as the Fund, may deposit funds for the purchase of such securities and receive the proceeds from borrower payments on the underlying loans. These accounts may be affected by “borrower chargebacks.” A borrower chargeback is a process by which a borrower who has made a payment on an underlying loan has its bank cancel the payment or request a refund of that payment. If a borrower successfully processes a chargeback on a loan payment after proceeds have been distributed to such accounts, the issuer will deduct the amount of that payment from each account where the proceeds were deposited. To offset this risk, issuers utilizing this system may refrain from distributing borrower loan proceeds to these accounts for a period of time after a borrower payment on a loan. In the event that a borrower chargeback is executed after the proceeds of that payment have been distributed to investor accounts and an account holder has withdrawn those distributed proceeds, a negative cash balance may result. Amounts that would otherwise be credited to an investor’s account (including amounts deposited or that are payable on other notes) are subject to set-off against any such negative cash balance.

Risk of Inadequate Resources Devoted to the Collection of Alternative Credit. A substantial amount, if not all, of a platform operator’s revenues may be derived from origination fees or loan rate “spreads” generated through making and arranging Alternative Credit and offering related Pass-Through Notes. As a result, it has an incentive to originate as many loans as possible to maximize the amount of origination fees it is able to generate. Increased loan volumes increase the demands on a platform’s management resources and its ability to devote adequate attention and resources to the collection of corresponding Alternative Credit. The ability of a platform and its affiliates to collect the payments due from borrowers and/or to make timely payments on their Pass-Through Notes may be adversely affected in the event that they take on loan volumes that exceed their ability to service outstanding Alternative Credit.

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Risk of Platform Failure to Meet Certain Obligations. Platforms might incur indemnification and repurchase obligations with respect to the Alternative Credit they originate that exceed their projections, in which case they might not have sufficient capital to meet such obligations. There can be no assurances that platforms can meet their repurchase and indemnification obligations and, if they are unable to do so, the Fund may incur losses related to payments on the affected Alternative Credit Instruments in which it invests.

Risks Associated With “Balloon” Payments. Some of the Alternative Credit may be interest-only loans providing for relatively small monthly payments with a large “balloon” payment of principal due at the end of the term. Borrowers may be unable to repay such balloon payments out of their own funds and will be compelled to refinance or sell their property. Fluctuations in real estate values, interest rates and the unavailability of mortgage funds could adversely affect the ability of borrowers to refinance their loans at maturity or successfully sell the property for enough money to pay off the corresponding Alternative Credit Instrument.

Servicer Autonomy. A platform (or its affiliate) may have an arrangement with a servicer that authorizes the servicer to waive or modify any non-material term of an Alternative Credit Instrument or consent to the postponement of strict compliance with any such term or in any manner grant a non-material indulgence to any borrower. In addition, if an Alternative Credit Instrument is in default, or the servicer determines that default is reasonably foreseeable or otherwise determines that such action is consistent with its servicing obligation, the servicer may be permitted to waive or modify any material term of an Alternative Credit Instrument, to accept payment of an amount less than the principal balance in final satisfaction of an Alternative Credit Instrument and to grant any indulgence to a borrower, provided that the servicer has reasonably determined that such action will not be materially adverse to the interests of the holder of such Alternative Credit or of the holders of any corresponding Pass-Through Note.

Subprime Borrower Risk. Although the Fund will not invest in Alternative Credit that is of subprime quality at the time of investment, loans held by the Fund may, subsequent to their purchase, become of subprime quality. The risks associated with an investment in Alternative Credit (as disclosed in the Prospectus and this SAI) are heightened for such loans that have been made to subprime borrowers, particularly with respect to the risk of default. In addition, loans to subprime borrowers could be subject to increased regulatory scrutiny.

Tax Considerations. The ability of a platform (or its affiliate) to pay principal and interest on a Pass-Through Note may be affected by its ability, for U.S. federal income tax purposes, to match the timing of income it receives from an underlying Alternative Credit Instrument that it holds and the timing of deductions that it may be entitled to in respect of payments made on the Pass-Through Notes that it issues. For example, if the Pass-Through Notes are treated as contingent payment debt instruments for U.S. federal income tax purposes but the corresponding Alternative Credit Instruments are not, there could be a potential mismatch in the timing of the Pass-Through Note issuer’s income and deductions for U.S. federal income tax purposes, and the Pass-Through Note issuer’s resulting tax liabilities could affect its ability to make payments on the Pass-Through Notes.

Additional Considerations with Regard to Real Estate Alternative Credit Instruments

Construction, Rehabilitation, Home Improvement and Entitlement Loans. Real estate-related loans may include construction, rehabilitation, home improvement and entitlement loans for various types of properties, including single family residential, condominiums, multi-family residential, industrial, small commercial, foreclosed (REO), unimproved land with entitlements and small tract properties. The loan underwriting for construction, rehabilitation and unimproved land with entitlement loans is typically based upon a determined “as completed” value, i.e., the projected value of the property after the completion of the construction or rehabilitation of a property. Special builder’s risk insurance, or “course of construction” insurance, may be required by the platform operator and its affiliates in these cases. This specialized insurance is intended to insure structures while they are under construction. Materials, fixtures and appliances that are intended to become an integral part of the structure being built are also insured. The insurance is provided for loss resulting from accidental direct physical damage to the structure under construction. The policies generally include broad coverage, but exclude earthquake, flood and damage caused by earth movement. Some builder’s risk policies limit coverage to physical damage caused by specifically named perils, such as fire and theft. These perils would be specifically listed in the policy.

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Risk of Inadequate Revenues from a Property. The payment schedules with respect to many real estate-related loans are based on projected revenues generated by the property over the term of the loan. These projections are based on factors such as expected vacancy rates, expense rates and other projected income and expense figures relating to the property. The actual revenues generated by a property could fall short of projections due to factors such as lower-than-expected rental revenues, or greater-than-expected vacancy rates or property management expenses. In such event, the borrower’s cash flow could be inadequate to repay its loan in full.

Risk of Rising Insurance Costs or Unavailability of Insurance. Real estate properties are typically insured against risk of fire damage and other property casualties, but are sometimes not covered by severe weather or natural disaster events such as landslides, earthquakes, or floods. Changes in the conditions affecting the economic environment in which insurance companies do business could affect the borrower’s ability to continue insuring the property at a reasonable cost or could result in insurance being unavailable altogether. Moreover, any hazard losses not then covered by the borrower’s insurance policy would result in the Alternative Credit related to the affected property becoming significantly under secured, which could result in a loss to the investors of any corresponding Pass-Through Note.

Environmental Risks. If toxic environmental contamination is discovered to exist on a property underlying an Alternative Credit Instrument, it might affect the borrower’s ability to repay the Alternative Credit. To the extent that the platform operator and/or its affiliates are forced to foreclose and/or operate such a property, potential additional liabilities and responsibilities include reporting requirements, remediation costs, fines, penalties and damages. Of particular concern may be those properties that are, or have been, the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related loan. For this reason, the platform operator and its affiliates may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Under the laws of certain states, an owner’s failure to perform remedial actions required under environmental laws may give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs. In some states this lien has priority over the lien of an existing mortgage against the real property. Because the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a real estate-related loan could be adversely affected by the existence of an environmental condition giving rise to a lien.

The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured lender. If a lender does become liable for cleanup costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the borrower may be adversely affected by the limitations on recourse in the loan documents.

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Risk of Declining Property Value. The value of the real property security for Alternative Credit will be subject to the risks generally incident to the ownership of improved and unimproved real estate, including changes in general or local economic conditions, increases in interest rates for real estate financing, physical damage that is not covered by insurance, zoning, entitlements, and other risks. Many borrowers expect to use resale proceeds to repay their borrower loan. A decline in property values could result in a borrower loan amount being greater than the property value, which could increase the likelihood of borrower default. The maximum permissible loan-to-value ratio of the Fund’s real estate-related investments is 80% (determined at the time of investment).

Risks of Construction and Rehabilitation Loans. Construction and rehabilitation loans involve a number of particular risks, involving, among other things, the timeliness of the project’s completion, the integrity of appraisal values, whether or not the completed property can be sold for the amount anticipated, and the length of the sale process. If construction work is not completed (due to contractor abandonment, unsatisfactory work performance, or various other factors) and all the Alternative Credit funds have already been expended, then, in the event of a default, the platform operator and its affiliates may have to invest significant additional funds to complete the construction work. Any such investment would be recuperated by the platform operator and its affiliates prior to any payment on any corresponding Pass-Through Notes. Default risk also exists where it takes a borrower longer than anticipated either to construct or then resell the property, or if the borrower does not receive sufficient proceeds from the sale to repay the corresponding Alternative Credit Instrument in full.

Certain Risks Associated With Foreclosure. Different property types involve different types of risks in terms of realizing on the collateral in the event that the borrower defaults. These risks include completion costs in the case of an incomplete project, partial resale for condominiums and tracts and lease-up (finding tenants) for multi-family residential, small commercial and industrial properties. The platform operator and its affiliates may not be able to sell a foreclosed commercial property, for example, before expending efforts to find tenants to make the property more fully leased and more attractive to potential buyers.

Moreover, foreclosure statutes vary widely from state to state. Properties underlying defaulted loans will need to be foreclosed upon in compliance with the laws of the state where such property is located. Many states require lengthy processing periods or the obtaining of a court decree before a mortgaged property may be sold or otherwise foreclosed upon. Further, statutory rights to redemption and the effects of anti-deficiency and other laws may limit the ability for a platform operator (and its affiliates) to timely recover the value of a loan in the event of borrower default.

Certain Risks Associated With Bankruptcy. If a borrower enters bankruptcy, an automatic stay of all proceedings against the borrower’s property will be granted. This stay will prevent platforms and their affiliates from foreclosing on such property unless relief from the stay can be obtained from the bankruptcy court, and there is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In such event, the platform operator and its affiliates will be unable to promptly exercise their foreclosure remedy and realize any proceeds from a property sale.

In addition, bankruptcy courts have broad powers to permit the sale of any real property free of any lien that a platform operator or its affiliate may have, to compel the platform operator and its affiliates to accept an amount less than the balance due under a loan and to permit the borrower to repay the loan over a term which may be substantially longer than the original term of the loan.

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Additional Investments and Practices of the Fund

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds (“ETFs”) and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit, collateralized loan obligations (“CLOs”) and other structured finance securities, and cash and cash equivalents. The following describes these instruments in which the Fund may, but is not required to, invest, and certain of the risks associated with an investment in such instruments, and supplements the discussion from the Prospectus. See “Risks” in the Prospectus. It is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose entities. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to prepayment risk. There is risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments.

Below Investment Grade Securities. The Fund may invest in securities of any credit quality, including securities that are rated below investment grade. Below investment grade securities are rated below “BBB-” by S&P Global, or Fitch Ratings, Inc., below “Baa” by Moody’s Investors Service, Inc. or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Consequently, securities with the same maturity, duration, coupon and rating may have different yields. Any shortcomings or inefficiencies in an NRSRO’s processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk. See “Additional Risks of Investing in the Fund—Below Investment Grade Securities Risk.”

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Corporate Debt Securities. Corporate debt securities are debt obligations issued by U.S. and foreign corporations and other business entities to borrow money from investors. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes. If a bond is unsecured, it is known as a debenture. Holders of corporate debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate debt securities is typically paid semi-annually and is fully taxable to the holder of such securities. Corporate debt securities contain elements of both interest rate risk and credit risk. The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace. Corporate debt securities usually yield more than government or agency securities due to the presence of credit risk. See “Additional Risks of Investing in the Fund—Fixed Income Securities Risk.”

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Equity Securities. The Fund may invest in equity securities, including but not limited to common stock, preferred stock and shares of ETFs.

Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bondholders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See “Additional Risks of Investing in the Fund—Common Stock Risk.”

Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests. See “Additional Risks of Investing in the Fund—Preferred Stock Risk” below.

ETFs are funds whose shares are traded on securities exchanges and generally seek to approximate the investment performance of their respective benchmarks by investing in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. See “Additional Risks of Investing in the Fund—ETFs Risk.”

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Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours, although trading volume can be limited. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. See “Additional Risks of Investing in the Fund—ETNs Risk.”

Government Debt Securities. The Fund may invest in government debt securities, which are debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations of certain agencies and instrumentalities of the U.S. government are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. government.

Loans. In addition to Alternative Credit Instruments, the Fund may invest in loans other than Alternative Credit Instruments that are senior and secured loans as well as unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in loans. While the loans purchased by the Fund may be secured by a first-priority security interest in most tangible and intangible assets of the issuer, they are not required to be and the Fund will not be subject to any limit on purchasing loans with lower-priority security interests or loans whose security interests exclude material assets of the issuer.

The Fund may invest in term loans and other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased along with the purchase of a term loan tranche. The loans purchased by the Fund may be negotiated and structured by a syndicate of lenders consisting of commercial banks, investment banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which will administer the loan on behalf of all the lenders. The Fund may purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. However, the Fund may also purchase participation interests, in which case it will not have any direct relationship with the borrower and will instead rely on the lender or participant that sold the participation interest for enforcement of rights against the borrower and to receive and process payments of interest, principal and other amounts due to the Fund. See “Additional Risks of Investing in the Fund—Loan Risk.”

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Additional Risks of Investing in the Fund

Below Investment Grade Securities Risk. The Fund may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

Future legislation may have a possible negative impact on the market for below investment grade securities.

Common Stock Risk. Common stock risk is the risk that the value of the common stock held by the Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors’ perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers. A drop in the stock market may depress the price of most or all of the common stock to which the Fund has investment exposure. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

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The Fund may invest in common stock of companies of any market capitalization. Accordingly, the Fund may invest in common stock of companies having smaller market capitalizations, including mid-cap and small-cap common stocks. The common stock of these companies often have less liquidity than the common stock of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stock of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stock of larger companies. Larger, more established companies in which the Fund may invest may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

ETFs Risk. To the extent the Fund invests a portion of its Managed Assets in ETFs, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a Shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s).

Risks associated with investments in ETFs may generally include the risks associated with the Fund’s structure as a closed-end fund, including market risk. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective(s) will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to risks posed by leverage, including the risk that the use of leverage by an ETF can magnify the effect of any of its losses.

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Investment Company Securities Risk. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the investment company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

ETNs Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity (for example, the Fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this prospectus, such as below investment grade securities risk, fixed income securities in which the Fund may invest are subject to certain other risks, including the following. These risks may also pertain to the loans in which the Fund may invest.

•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•	Interest Rate Risk. Interest rate risk is the risk that income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed income securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed income securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

•	Liquidity Risk. Certain fixed income securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to Shareholders. This is known as call or prepayment risk. Certain fixed income securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Fund shares’ market price or the overall return of the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Fund shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

LIBOR Replacement Risk. LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests have historically paid interest at floating rates based on LIBOR or have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs may have also paid interest at floating rates based on LIBOR.

In July of 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, ICE announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of the 1-week and 2-month U.S. dollar LIBOR settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar LIBOR settings.

On July 29, 2021, the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended the forward-looking Secured Overnight Financing Rate (“SOFR”) term rates proposed by CME Group, Inc. as the replacement for U.S. dollar LIBOR, marking the final step in the ARRC’s Paced Transition Plan implemented to encourage the adoption of SOFR. In addition, as of the date of this SAI, the current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate (“SONIA”). In July 2020, Bloomberg began publishing fall-backs that the International Swaps and Derivatives Association intends to implement in lieu of LIBOR with respect to swaps and derivatives. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate (each, a “Benchmark Rate”) that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which Benchmark Rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement Benchmark Rate(s) will attain market acceptance.

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Any transition away from LIBOR to one or more alternative Benchmark Rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Fund’s investments, negotiations and/or changes to the documentation for certain of the Fund’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and Benchmark Rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Fund’s investments and any payments linked to LIBOR thereunder.

LIBOR is likely to perform differently than in the past until the final phase-outs in 2023 and, ultimately, cease to exist as a global benchmark going forward. Until an alternative Benchmark Rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate Benchmark Rate(s), and the implementation of such new Benchmark Rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or Benchmark Rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new Benchmark Rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a Benchmark Rate used for leverage facilities and another used for one or more of the Fund’s investments.

Loan Risk. The Fund’s investments in loans may create substantial risk. The Fund may invest in senior and secured loans and in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in loans. These loans will generally be rated below investment grade. See “—Below Investment Grade Securities Risk” above. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Adviser will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. If the Fund invests in a loan through a participation, the Fund will also be exposed to the credit risk of the financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower. The market for loans may not be liquid and the Fund may have difficulty selling them. Loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment grade securities. Companies issuing loans may be less financially strong, more likely to encounter financial difficulties, and more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

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Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior loans that the Fund may invest in may be rated below investment grade, and share the same risks of other below investment grade debt instruments. Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a borrower’s obligation to the Fund in the event of borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loan. In the event of bankruptcy of a borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. Since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets. Although vaccines have become more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

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Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. See “—Common Stock Risk” and “—Fixed Income Securities Risk” above. In addition to the risks described elsewhere in this section, such as those described for common stock and fixed income securities, including interest rate risk, preferred stocks are subject to certain other risks, including:

•	Deferral and Omission Risk. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Subordination Risk. Preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

•	Call and Reinvestment Risk. During periods of declining interest rates or certain varying circumstances, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

•	Limited Voting Rights Risk. Generally, traditional preferred stock offers no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may have the ability to elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Management Of The Fund

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. Under the oversight of the Board of Directors, the Adviser is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Founded in 2000, RiverNorth is registered with the SEC and as of August 31, 2022 managed approximately $4.8 billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker, each own, directly or indirectly, more than 25% of RiverNorth Holding Co., the indirect parent company of the Adviser and each is deemed to control the Adviser.

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Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.25% of the average monthly Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. In addition, the Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions, loan servicing fees, borrowing costs such as (i) interest and (ii) dividends on securities sold sort, taxes, indirect expenses incurred by the underlying funds in which the Fund may invest, the cost of leverage and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for that period through October 28, 2022.

When the Fund determines to use leverage, as is the case with the issuance of preferred stock, the fees paid to the Adviser for investment management services are higher than if the Fund did not use leverage because the fees paid are calculated based on Managed Assets, which includes assets attributable to leverage. Because the fees paid to the Adviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser. The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

The advisory fees paid by the Fund to the Adviser for the fiscal year ended June 30, 2020 was $2,125,688, before a waiver of $466,167. The advisory fees paid by the Fund to the Adviser for the fiscal year ended June 30, 2021 was $1,706,728 before a waiver of $58,893. The advisory fees paid by the Fund to the Adviser for the fiscal year ended June 30, 2022 was $1,559,067 before a waiver of $45,940. See “Summary Of Fund Expenses” in the Prospectus.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser pays all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund. The Fund pays brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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The Investment Advisory Agreement shall remain in effect from year to year if approved annually (i) by a majority of the outstanding voting securities of the Fund or by a vote of the Fund’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize entering into, terminating or amending the Investment Advisory Agreement, which supermajority voting requirement is greater than the minimum voting requirement under the 1940 Act. The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser.

Portfolio Managers

Patrick W. Galley and Janae Stanton are responsible for implementing portfolio management decisions for the Fund.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Janae Stanton is a co-portfolio manager of the Fund. Ms. Stanton joined RiverNorth in 2016 and serves as a Credit & Portfolio Risk Manager for the Adviser. Janae is responsible for quantitative portfolio analysis and asset valuation of the firm’s marketplace lending strategy assets, with a focus on building proprietary default and prepayment models. Prior to joining RiverNorth, Janae was a Senior Risk Analyst at a marketplace lending platform, where she was responsible for managing loss expectations, monitoring and reporting credit risk, and providing product recommendations to improve profitability. Janae began her career in the Multifamily Division at Freddie Mac in McLean, VA, where she focused on multifamily mortgages, including multifamily mortgage-backed securities. Janae graduated from Central Michigan University with a B.S. in Finance.

Compensation of Portfolio Managers

Mr. Galley’s and Ms. Stanton’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio manager is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Ms. Stanton also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

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Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	Over $1,000,000
Janae Stanton	$0 - $10,000

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

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Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

 As of June 30, 2022, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2022
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance - Based Advisory Fees
Patrick W. Galley	12	0	4	4	4	4
	$4.23 Billion	$0	$929 Million	$929 Million	$81.46 Million	$81.46 Million
Janae Stanton	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors, ALPS Fund Services, Inc. (“AFS” or the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. AFS bears all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. AFS does not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with AFS or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

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AFS, an affiliate of the Fund’s transfer agent, is entitled to receive a monthly fee based on the Fund’s net assets or an annual minimum fee, plus certain out of pocket expenses. See “Summary of Fund Expenses” in the prospectus.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), located at 200 East Randolph Street, Suite 5500, Chicago, Illinois 60601 has been appointed as the independent registered public accounting firm for the Fund. KPMG audits the financial statements of the Fund and provides other audit, tax and related services.

Legal Counsel

Faegre Drinker Biddle & Reath LLP serves as legal counsel to the Fund and legal counsel to the independent directors of the Fund. Faegre Drinker Biddle & Reath LLP may rely as to certain matters of Maryland law on the opinion of Shapiro Sher Guinot & Sandler, P.A.

Custodians and Transfer Agent

Millennium Trust Company, located at 2001 Spring Road #700, Oak Brook, Illinois 60523, serves as the Fund’s loan custodian and maintains custody of the loans held by the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s loans in compliance with the 1940 Act.

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.

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DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of Shares as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it may not be possible to place a dollar value on the research and other information received. It is the opinion of the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

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The Fund has no obligation to deal with any particular broker or dealer in the execution of its transactions, but has no present intention of using affiliated broker-dealers for Fund portfolio trades.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods.

Fiscal Year ended June 30, 2020	$7,987
Fiscal Year ended June 30, 2021	$25,733
Fiscal Year ended June 30, 2022	$11,049

The Fund did not pay any brokerage commissions during the fiscal years ended June 30, 2022, June 30, 2021 and June 30, 2020 to any broker that (1) is an affiliated person of the Fund, (2) is an affiliated person of an affiliated person of the Fund or (3) has an affiliated person that is an affiliated person of the Fund or the investment adviser.

During the fiscal year ended June 30, 2022, the Fund did not pay commissions to brokers in return for research services. During the fiscal year ended June 30, 2022, the Fund did not acquire any securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or the parents of the brokers or dealers.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Fund shareholder (“Shareholder”) that acquires, holds and/or disposes of Fund shares (the “Shares”) other than items covered in the Prospectus. This discussion only addresses U.S. federal income tax consequences to U.S. Shareholders who hold their Shares as capital assets and does not address all of the potential U.S. federal income tax consequences that may be relevant to particular Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their Shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively and could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Fund Taxation

If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

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The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its Shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Although the classification of preferred instruments has been subject to some recent litigation, the Fund is taking the position that the Shares are equity for US federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the Shares, there can be no assurance that the IRS will not question the Fund’s characterization of the Shares as equity. If the IRS were to succeed in such a challenge, holders of the Shares could be characterized as receiving taxable interest income rather than dividends and could be required to recognize such income at different times than when cash is received. If this caused a holder to have underpaid income tax in affected years, this could result in obligations to pay additional tax, interest and penalties.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’ proportionate share of a particular type of income. However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment.

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Pursuant to its repurchase policy, the Fund may repurchase its Shares at periodic intervals. Shareholders who tender all Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of his, her or its Shares (including those considered held through attribution), such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. If a tender offer is made, there is a risk that non-tendering Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Shares, the Fund will be required to make additional distributions to its Shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

A repurchase by the Fund of Shares generally will be treated as a sale or exchange of the Shares by a Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares. Likewise, if (i) a repurchase of Shares by the Fund reduces a Shareholder’s percentage ownership of the Fund by at least 20% (determined after applying the ownership attribution rules under Section 318 of the Code and taking into consideration the reduction in the total number of Shares outstanding that is caused by the repurchase) or (ii) a Shareholder does not hold more than a few percent of the Shares (determined after applying the ownership attribution rules under Section 318 of the Code), the repurchase will be treated as a sale or exchange of the Shares by the Shareholder. This discussion does not address the tax treatment of tendering Shareholders who hold Shares other than as capital assets. Shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in a repurchase offer.

If a tendering Shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not substantially reduced as a result of the tender, such Shareholder will be deemed to receive a distribution from the Fund with respect to the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender. The amount of this distribution will equal the price paid by the Fund to such Shareholder for the Shares sold. The distribution would be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution. The adjusted basis of the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender will be increased by the Shareholder’s adjusted tax basis in the Shares sold in the tender and decreased by the portion of such distribution not treated as a dividend. If the portion of the distribution not treated as a dividend exceeds the adjusted tax basis of the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender (determined after increasing such basis by the adjusted tax basis of the Shares sold in the tender), such excess portion of the distribution will be a capital gain in the hands of the Shareholder. In the case of a tendering U.S. Shareholder that is a corporation treated as receiving a distribution from the Fund pursuant to the repurchase offer, special basis adjustments may also apply with respect to any Shares of such Shareholder not repurchased pursuant to a repurchase offer.

If no tendering Shareholder were treated as receiving a dividend as a result of selling Shares pursuant to a particular repurchase offer, Shareholders who do not sell Shares pursuant to that repurchase offer, or whose percentage interest in the Fund nonetheless increase as a result thereof, would not realize constructive distributions on their Shares as a result of other Shareholders selling Shares in the repurchase offer. If, however, any tendering Shareholder is deemed to receive a dividend, it is possible that Shareholders whose proportionate ownership of the Fund increases as a result of that repurchase will be deemed to receive a constructive distribution in an amount equal to the increase in their proportionate ownership of the Fund as a result of the tender. Such constructive distribution will be treated as a dividend to the extent of current accumulated earnings and profits allocable to it.

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Information Reporting

Section 6045B of the Code generally imposes certain reporting requirements on the Fund with respect to any organizational action that affects the tax basis of the Shares for U.S. federal income tax purposes. The Fund has historically made returns of capital distributions (“ROC Distributions”) to certain Shareholders and, to the extent such payments continue, the Fund will generally be required to file IRS Form 8937, Report of Organizational Actions Affecting Basis of Securities (“Form 8937”), with the IRS and deliver an information statement to certain Shareholders, subject to certain exceptions. Generally, the Fund must file Form 8937 with the IRS on or before the 45th day following the corporate action or, if earlier, January 15 of the year following the calendar year of the corporate action. In addition, the Fund must furnish the same information to certain Shareholders on or before January 15 of the year following the calendar year of the corporate action. However, the Fund generally would not be required to file Form 8937 or furnish this information to Shareholders provided it posts the requisite information on its primary public website by the due date for filing Form 8937 with the IRS and such information is available on its website (or any successor organization’s website) for 10 years.

As the Fund will generally not be able to determine whether a distribution during the year will be out of its earnings and profits (and, therefore, whether such distribution should be treated as a dividend or a ROC Distribution for these purposes) until the close of the tax year, the Fund does not intend to file Form 8937 until after the end of the current calendar year. Based on the limited interpretive guidance currently available, the Fund believes that its treatment of ROC Distributions and its current intended action regarding Form 8937 continue to be consistent with the requirements of Form 8937, Section 6045B and the Treasury Regulations thereunder. The Fund intends to utilize its best efforts to determine the tax characterization of the Fund’s distributions as soon as practicable following the close of the year and timely comply with the abovementioned Section 6045B requirements, to the extent applicable. The Fund and its management do not believe that the Fund will be subject to substantial penalties if it utilizes its best efforts to determine the tax characteristics of its distributions as soon as practicable following the close of the year to comply with Form 8937 and Section 6045B. The Fund may be subject to substantial penalties to the extent that it fails to timely comply with its Section 6045B reporting obligations. Each Shareholder is urged to consult its own tax advisor regarding the application of Section 6045B to its individual circumstances.

Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for Shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. Shareholders should consult their tax advisors concerning the tax consequences of ownership of Shares, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

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BOARD MEMBERS AND OFFICERS

The following tables present certain information regarding the members of the Board of Directors (each, a “Director”). Each Director’s year of birth is set forth in parentheses after his or her name. The Board of Directors is divided into three classes of directors serving staggered three-year terms and, upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of directors will be elected by the shareholders. Two of the Fund’s directors are elected by the holders of Preferred Shares, voting separately as a class, and the remaining directors of the Fund are elected by holders of Common Shares and Preferred Shares, voting together as a class.

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2024. Has served since 2015.	Founder, Special Counsel, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).	11	Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

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J. Wayne Hutchens (1944)	Director	Current term expires in 2022. Has served since 2019.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).
Lisa B. Mougin (1972)	Director	Current term expires in 2024. Has served since 2022.	President & Chief Operating Officer of TIFIN (a fintech software company) (2020 to 2022); Senior Vice President of ALPS Fund Services, LLC (2010 to 2017).	8	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2022 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2022 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2022 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2022 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2022 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2022 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

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David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2018.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present); ALPS Variable Investment Trust (7 funds) (2006 to present).

1	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

2	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

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The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2023. Has served since 2015.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2023. Has served since 2018.	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Qudos Technologies (2019 to present); Quantify Crypto (2021 to present); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	8	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

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Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since inception.	Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since inception.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

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1.	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

2.	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

3.	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Fund’s investment adviser.

4.	Jerry Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his current position as a director of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

Board Leadership Structure.   The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director.

The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of the Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how their structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund. The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Galley to more effectively carry out these liaison activities. The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

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The Fund has two standing committees, each of which enhances the leadership structure of the Board of Directors: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of Ms. Mougin and Messrs. Carter, Swanson and Hutchens, all of whom are “independent” as defined in the listing standard of the NYSE. Mr. Hutchens is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that is reviewed and approved annually. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal controls, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Fund’s shareholders. The independent accountants for the Fund reports directly to the Audit Committee. The Audit Committee met three times during the fiscal year ended June 30, 2022.

The Nominating and Corporate Governance Committee is comprised of Ms. Mougin and Messrs. Carter, Hutchens and Swanson. Mr. Carter is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Fund shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund at the principal executive office of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination; (iii) a representation that the shareholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board; (vi) any material interest of the shareholder or nominee in such business; (vii) the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the shares or the daily quoted market price of the Fund held by such shareholder (including the shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such shareholder, the name and address of any other shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such shareholder; (xi) the investment strategy or objective, if any, of such shareholder who is not an individual and a copy of the prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended. Each eligible shareholder or shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter that is reviewed and approved annually. The Nominating and Governance Committee met two times during the fiscal year ended June 30, 2022.

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Director Qualifications. In addition to the description of each Director’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Director’s specific experience, qualifications, attributes or skills that led to the conclusion that he should serve as a director for the Fund. There are no specific required qualifications for membership on the Board of Directors.

Interested Directors

Mr. Patrick Galley is the Chief Executive Officer and Chief Investment Officer for the Fund’s investment adviser. He is also the President and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry, makes him uniquely qualified to serve as the Fund’s President.

Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He also serves on the Board of each of FLX Distribution; Qudos Technologies; and Quantify Crypto. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Independent Directors

Mr. John K. Carter possesses extensive mutual fund industry experience. Mr. Carter served as a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board, particularly when dealing with legally complex issues.

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Ms. Mougin is an experienced senior executive with many years of investment management industry experience in sales, client relationship and operations. Ms. Mougin was most recently President and Chief Operating Officer of the TIFIN affiliated Positivly and Louise platforms. Prior to that, Ms. Mougin was a member of the executive team that built ALPS Fund Services Inc. into a leader in the mutual fund and hedge fund industries.

Mr. Hutchens was President and CEO of the University of Colorado (CU) Foundation from April 2006 to December 2012 and Executive Director for the CU Real Estate Foundation from April 2009 to December 2012. Prior to these positions, Mr. Hutchens spent over 30 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Director of the Fund based on his business and financial services experience.

Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 30 years of senior management and marketing experience, with approximately 20 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Risk Oversight.   The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Directors recognizes that not all risks that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for stockholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

However, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser and any sub-advisers, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Directors fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser or sub-advisers, as applicable, or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

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Compensation.   The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors who are not employed by the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The following tables show compensation with respect to the Fund and the Fund Complex for the fiscal year ended June 30, 2022. Patrick W. Galley is an interested person of the Fund and employed by the Adviser and does not receive any compensation from the Fund.

Name of Director	Aggregate Compensation from the Fund	Aggregate Total Compensation from the Funds and Fund Complex(1)
John K. Carter	$22,750	$213,188
Lisa B. Mougin (2)(3)	$0	$0
John S. Oakes	$22,750	$223,438
J. Wayne Hutchens	$23,000	$215,750
David M. Swanson	$22,500	$211,625
Jerry R. Raio	$22,500	$169,625

(1)	For Messrs. Carter, Oakes, Swanson and Hutchens, the Fund Complex consists of the Fund, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund), RiverNorth Opportunities Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) and the RiverNorth Funds (3 funds). For Mr. Raio, the Fund Complex consists of the Fund, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund), RiverNorth Opportunities Fund, Inc. (1 fund) and RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund). This information is as of June 30, 2022.
(2)	For Ms. Mougin, the Fund Complex consists of the Fund, RiverNorth/DoubleLine Strategic Opportunitiy Fund, Inc. (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund), RiverNorth Opportunities Fund, Inc. (1 fund) and the RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund). This information is as of November 8, 2022.
(3)	Ms. Mougin became a Director effective November 8, 2022.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and Fund Complex as of December 31, 2021.

Name of Director	Dollar Range of Beneficial Ownership in the Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex
John K. Carter	None	$50,001-$100000
John S. Oakes(1)	$10,001-$50,000	Over $100,000
Lisa B. Mougin(2)	None	None
J. Wayne Hutchens	None	Over $100,000
David M. Swanson	None	Over $100,000
Patrick W. Galley	Over $100,000	Over $100,000
Jerry R. Raio	None	Over $100,000

(1)	Mr. Oakes retired as a Director as of November 8, 2022.
(2)	Ms. Mougin became a Director effective November 8, 2022.

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As of December 31, 2021, the Independent Directors of the Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of September 22, 2022, the directors and officers of the Fund owned, as a group, less than 1% of any class of the Fund’s outstanding securities.

Securities Beneficially Owned

To the knowledge of the Fund, as of September 22, 2022, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) beneficially owned more than 5% of any class of the Fund’s outstanding shares, except as described in the following table. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

Name And Address Of Beneficial Owner	Shares Of A Class Beneficially Owned	% Outstanding Shares of a Class Beneficially Owned	Type of Ownership
Cresset Partners LLC 444 W. Lake Street, Suite 4700 Chicago, IL 60606	366,185 Common	10.40%	Beneficial*
Strategic Financial Group 101 E 90th Drive Merrillville, IN 46410	211,508 Common	6.01%	Beneficial*
Karpus Management, Inc. 183 Sully's Trail Pittsford, New York 14534	490,322 Preferred	29.61%	Beneficial*

*	Information regarding this beneficial owner is derived from the most recent Schedule 13G or Form 13F filings made by such owner as of the Record Date.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board of Directors’ general oversight. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.

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You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Securities offered hereby, has been filed by the Fund with the SEC. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Securities offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement is available on the Edgar Database on the SEC’s website, sec.gov, or may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights included in the annual report  to the Fund’s shareholders for the fiscal year ended June 30, 2022 (the “2022 Annual Report”), together with the report of KPMG on the financial statements and financial highlights included in the Fund’s 2022 Annual Report, are incorporated herein.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

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No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the foregoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

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Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

The Registrant's audited financial statements, financial highlights, notes to the financial statements and report of independent registered public accounting firm thereon have been incorporated into Part B of the Registration Statement by reference to Registrant's Annual Report for the fiscal year ended June 30, 2022 contained in its Form N-CSR/A .

2.	Exhibits:

a.1	Articles of Incorporation (1)
a.2	Articles of Amendment and Restatement (3)
a.3	Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares (5)
b.	By-Laws of Fund. (3)
c.	None.
d.	None.
e.	Terms and Conditions of the Dividend Reinvestment Plan. (3)
f.	None.
g	Form of Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC. (3)
h.	None.
i.	None.
j.1	Form of Custody Agreement between Registrant and Millennium Trust Company. (3)
j.2	Master Custodian Agreement between Registrant and State Street Bank and Trust Company. (7)
j.3	Letter Agreement incorporating the Custody Agreement as of October 14, 2020, between Registrant and State Street Bank and Trust Company. (7)

k.1	Form of Agency Agreement between Registrant and Fund Transfer Agent. (3)
k.2	Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. (7)
l.1	Opinion and consent of Faegre Drinker Biddle & Reath LLP. (7)
l.2	Opinion and consent of Shapiro Sher Guinot & Sandler, P.A. (7)
m.	None.
n.1	Consent of Independent Registered Public Accounting Firm. (8)

n.2	Report of Independent Registered Public Accounting Firm. (8)

o.	None.
p.	Subscription Agreement. (3)
q.	None.
r.1	Code of Ethics of Registrant. (3)
r.2	Code of Ethics of RiverNorth Capital Management, LLC. (3)
s.	Calculation of Filing Fees Tables. (8)

t.	Powers of Attorney. (6)

(1)	Filed on June 11, 2015 on Registrant’s Registration Statement on Form N-2 (File No. 333-204886) and incorporated herein by reference.
(2)	Filed on October 9, 2015 on Registrant’s Registration Statement on Form N-2 (File No. 333-204886) and incorporated herein by reference.
(3)	Filed on August 17, 2016 on Registrant’s Registration Statement on Form N-2 (File No. 333-204886) and incorporated herein by reference.
(4)	Filed on October 2, 2017 on Registrant’s Registration Statement on Form N-2 (File No. 333-218851) and incorporated herein by reference.
(5)	Filed on October 19, 2017 on Registrant’s Registration Statement on Form N-2 (File No. 333-218851) and incorporated herein by reference.
(6)	Filed on August 9, 2022 on Registrant’s Registration Statement on Form N-2 (File No. 333-266719) and incorporated herein by reference.
(7)	Filed on October 12, 2022 on Registrant's Registration on Form N-2 (File No. 333-266719) and incorporated herein by reference.

(8)	Filed herewith.

Item 26: Marketing Arrangements

Any information concerning any underwriters is included in the attached Prospectus.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$16,500
Financial Industry Regulatory Authority, Inc. Fees	$--
NYSE Listing Fee	$35,000
Legal Fees	$60,000
Accounting Expenses	$5,000
Rating Fees	$--
Printing and Miscellaneous Expenses	$5,000
Total	$121,500

Item 28: Persons Controlled by or under Common Control with Registrant

None

Item 29: Number of Holders of Securities

At September 22, 2022

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	1
Series A Term Preferred Shares, $0.0001 par value	1

Item 30: Indemnification

Section 7.2 of the Charter provides, subject to the limitations of the 1940 Act, that any person who is made a party or is threatened to be made a party in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation as a director, officer, partner, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, enterprise, or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements, and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit, or proceeding to the fullest extent permissible under Maryland law, the Securities Act, and the 1940 Act, as such statutes are now or hereinafter in force. In addition, the Corporation shall advance expenses to its current and former directors and officers who are made, or are threatened to be made, parties to any action, suit, or proceeding described above to the fullest extent that advancement of expenses is permitted by Maryland law, the Securities Act and the 1940 Act. The Board of Directors, by Bylaw, resolution, or agreement, may make further provision for indemnification of directors, officers, employees, and agents to the fullest extent permitted by Maryland law. No provision of this Article VII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which she or he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of her or his office. Upon the direction of the Board of Directors, an advancement-of-costs agreement may be required in order to require the repayment of reimbursed expenses in the event that the foregoing exclusion was later determined to apply.

Item 31: Business and Other Connections of Investment Advisers

RiverNorth Capital Management, LLC

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

The principal occupation of the directors and officers of the Adviser are their services as directors and officers of the Adviser. The address of the Adviser is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation and employment of a substantial nature in which each officer of the Adviser is, or at any during the last two fiscal years has been, engaged for their own account or in the capacity of director, officer, employee partner or trustee:

NAME*	POSITIONS WITH RIVERNORTH CAPITAL MANAGEMENT, LLC	OTHER BUSINESS CONNECTIONS	TYPE OF BUSINESS
Patrick W. Galley	Chief Executive Officer, Chief Investment Officer and Board of Managers	President and Director, RiverNorth Fund Complex; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC.	Investments
Jonathan M. Mohrhardt	President, Chief Operating Officer and Board of Managers	Treasurer, RiverNorth Fund Complex; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC	Investments
Marcus L. Collins	Secretary, General Counsel and Chief Compliance Officer	Chief Compliance Officer, RiverNorth Fund Complex	Investments

*	The address for each of the named is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

Item 32: Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Charter, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder.

Item 33: Management Services

Not applicable.

Item 34:Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act.

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs (a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(2)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 433 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liabilities under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

8.	The Registrant undertakes to only offer rights to purchase common and preferred shares together after a post-effective amendment to the registration statement relating to such rights has been declared effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of West Palm Beach, and State of Florida, on the 7th day of December, 2022.

RIVERNORTH CAPITAL AND INCOME FUND, INC.

By:	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
By: /s/ Patrick W. Galley Patrick W. Galley	President (Principal Executive Officer)	December 7, 2022
By: /s/ Jonathan M. Mohrhardt Jonathan M. Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer/Principal Accounting Officer)	December 7, 2022
By: /s/ Patrick W. Galley Patrick W. Galley	Chairman of the Board and Director	December 7, 2022
John K. Carter(1)	Director	By: /s/ Patrick W. Galley
J. Wayne Hutchens(1)	Director	Patrick W. Galley
David M. Swanson(1)	Director	Attorney-In-Fact
Jerry R. Raio(1)	Director	December 7, 2022
By: _________________ Lisa B. Mougin	Director	December 7, 2022

(1)	Original powers of attorney authorizing Joshua B. Deringer, David L. Williams and Patrick W. Galley to execute Registrant’s Registration Statement, and Amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement is filed, were previously executed and were filed as Exhibit t to the Registrant’s Registration Statement on Form N-2 filed on August 9, 2022 (File No. 333-266719).

INDEX TO EXHIBITS

(n)(1)	Consent of Independent Registered Public Accounting Firm

(n)(2)	Report of Independent Registered Public Accounting Firm.

(s)	Calculation of Filing Fees Tables